UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A [X]

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant [  ]

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NetSol Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF ANNUAL MEETING

And

PROXY STATEMENT

Annual Meeting of Shareholders

NetSol Technologies, Inc.

24025 Park Sorrento, Suite 410

Calabasas, CA 91302

May 27, 2015

PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

OF NETSOL TECHNOLOGIES, INC.

To be held May 27, 2015

TO THE SHAREHOLDERS OF NETSOL TECHNOLOGIES, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders, including any adjournments or postponements thereof, of NetSol Technologies, Inc. (the “Company”), will be held on May 27, 2015 at 10:00 a.m., local time, at the Company’s offices located at 24025 Park Sorrento, Suite 410, Calabasas, California 91302 for the following purposes:

1.	To consider and vote on the election of directors, each to hold office for a term of one year ending in 2016 or when their successors are elected;

2.	To consider and vote upon the ratification of the appointment of Kabani & Company as the Company’s independent auditors for the fiscal year 2015;

3.	To approve, on an advisory basis, compensation of the named executive officers in this Proxy Statement;

4.	To approve the Company’s 2015 Equity Incentive Plan; and

5.	To consider such other matters as may properly come before the Annual Meeting.

Only shareholders of record as shown on the books of the Company at the close of business on April 15, 2015, the record date and time fixed by the Board of Directors, will be entitled to vote at the meeting and any adjournment thereof.

By order of the Board of Directors

NetSol Technologies, Inc.

Najeeb Ghauri

Chief Executive Officer

NetSol Technologies, Inc.

24025 Park Sorrento, Suite 410

Calabasas, CA 91302

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

PROXY STATEMENT GENERAL INFORMATION

This Proxy Statement is furnished to holders of the common stock, par value $.001 per share, of NetSol Technologies, Inc., a Nevada corporation (the “Company”), in connection with the solicitation by the Company’s Board of Directors of proxies for use at the Company’s Annual Meeting of Shareholders (the “Annual Meeting”) to be held on May 27, 2015 at 10:00 A.M., local time, at the Company headquarters, located at 24025 Park Sorrento, Suite 410, Calabasas, CA 91302 and any and all adjournments thereof. The purpose of the Annual Meeting and the matters to be acted on there are set forth in the accompanying Notice of Annual Meeting of Shareholders. For overnight accommodations, Hilton Garden Inn located at 24150 Park Sorrento, Calabasas, CA 91302, telephone (818) 591-2300 is within a short walking distance of the meeting site.

The Annual Meeting has been called for the purpose of the following:

1.	To consider and vote on the election of directors, each to hold office for a term of one year ending in 2016 or when their successors are elected;

2.	To consider and vote upon the ratification of the appointment of Kabani & Company as the Company’s independent auditors for the fiscal year 2015;

3.	To approve, on an advisory basis, the named executive officer compensation in this Proxy Statement;

4.	To Approve the Company’s 2015 Equity Incentive Plan; and

5.	To consider such other matters as may properly come before the Annual Meeting.

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QUESTIONS AND ANSWERS ABOUT VOTING AND THE SHAREHOLDER MEETING

Q:	Why did I receive the proxy materials?

A:	We have made the proxy materials available to you over the internet and mailed you paper copies of these materials because the Board is soliciting your proxy to vote your shares of our common stock at the annual meeting to be held on May 27, 2015 and at any adjournments or postponements of this meeting.

Q:	What is a proxy?

A:	The Board is asking you to give us your proxy. Giving us your proxy means that you authorize another person or persons to vote your shares of our common stock at the annual meeting in the manner you direct. The written document you complete to designate someone as your proxy is usually called a “proxy card” or a “voting instruction form” depending on how the ownership of your shares is reflected in our records. If you are the record holder of your shares, a “proxy card” is the document used to designate your proxy to vote your shares. If you hold your shares in street name, a “voting instruction form” is the document used to designate your proxy to vote your shares. In this proxy statement, the term “proxy card” means both the voting instruction form and proxy card unless otherwise indicated.

Q:	Who Can Vote?

A:	You are entitled to notice of the Annual Meeting if you held any shares of common stock of NetSol Technologies, Inc. as of the close of business on the record date, April 15, 2015. You are entitled to vote at the Annual Meeting all shares of common stock of NetSol Technologies, Inc. that you held as of the close of business on that record date. Each share of common stock is entitled to one vote with respect to each matter properly brought before the Annual Meeting.

As of the record date, April 15, 2015, there were 10,142,707 shares of common stock of NetSol Technologies, Inc. issued and outstanding.

In accordance with Nevada law, lists of our shareholders who are entitled to vote at the Annual Meeting will be available for inspection by any stockholder present at the Annual Meeting and, for ten days prior to the Annual Meeting, by any stockholder, for purposes germane to the meeting, at our offices located at 24025 Park Sorrento, Suite 410, Calabasas, CA 91302. Any inspection of these lists prior to the Annual Meeting must be conducted between 9:30 A.M. and 4:30 P.M. (PST). Please contact our Secretary before going to conduct any inspection prior to the Annual Meeting.

Q:	Who Is the Record Holder?

A:	You may own common stock either (1) directly in your name, in which case you are the record holder of such shares, or (2) indirectly through a broker, bank or other nominee, in which case such nominee is the record holder.

If your shares are registered directly in your name, we are sending these proxy materials directly to you. If the record holder of your shares is a nominee, you will receive proxy materials from such nominee.

Q: How Do I Vote?

Record Holders:

●	By Mail. If you choose to vote by mail, mark your proxy card, date and sign it, and return it as soon as possible in the postage-paid envelope provided.

By Telephone. If you choose to vote by phone, please call toll free 1-877-732-3614 and vote your shares; international callers please call our toll number (201) 806-7301 to vote.

●	By attending the Annual Meeting. If you attend the Annual Meeting, you can vote your shares in person.

By voting on the Internet. Please go on www.proxyvote.com.

Stock Held by Brokers, Banks and Nominees:

●	If your common stock is held by a broker, bank or other nominee, such nominee will provide you with instructions that you must follow in order to have your shares voted.

●	If you plan to attend the Annual Meeting and vote in person, you will need to contact the broker, bank or other nominee to obtain evidence of your ownership of common stock on April 15, 2015.

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Q:	Are proxy materials available on the Internet?

A:	Yes, please see notice below:

Important notice regarding the availability of proxy materials for the annual shareholder meeting to be held on May 27, 2015;

Our Proxy Statement and 2014 Annual Report are available on the following Web site:

http://www.netsoltech.com/us/investors/proxy2015

Q:	What are NetSol shareholders being asked to vote on at the annual shareholder meeting?

A:	You will vote on:

●	Item 1: The election of seven directors to serve until the next annual meeting of shareholders;

●	Item 2: To consider and vote upon the ratification of the appointment of Kabani & Company as the Company’s independent auditors for the fiscal year 2015;

●	Item 3: To approve, on an advisory basis, the named executive officer compensation in this Proxy Statement; and,

●	Item 4: To approve the Company’s 2015 Equity Incentive Plan.

Q:	How Many Shares Must be Represented In Order to Transact Business at the Annual Meeting?

A:	A quorum is the number of shares that must be represented, in person or by proxy, in order to transact business at the Annual Meeting. We will have a quorum and be able to conduct business at the Annual Meeting if a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy. Abstentions will be included in the calculation of the number of shares considered to be present for purposes of determining whether a quorum is present.

Q:	How Many Votes Are Required to Approve a Proposal?

A:	If a quorum is present, the vote of a majority of votes present in person or represented by proxy at the meeting and entitled to vote on the election of directors is required to elect directors. The vote of a majority of the votes cast is required to ratify the selection of our independent registered public accounting firm, to approve the proposal to approve, on an advisory basis, the named executive officer compensation in this Proxy Statement and, to approve the Company’s 2015 Equity Incentive Plan. .

Q:	What is a Broker Non-Vote?

A:	Under the rules that govern nominees who have record ownership of shares that are held in “street name” for account holders (who are the beneficial owners of the shares), nominees typically have the discretion to vote such shares on routine matters, but not on non-routine matters. If a nominee has not received voting instructions from an account holder and does not have discretionary authority to vote shares on a particular item, a “broker non-vote” occurs.

Q:	How can I change my vote?

A:	You can revoke your proxy prior to the close of voting at the Annual Meeting by:

●	Sending written notice of revocation to our Secretary at our executive offices;

●	Sending a signed proxy card bearing a later date to our Secretary; or

●	If you attend the Annual Meeting in person, by either giving notice of revocation to the Inspector(s) of Election at the Annual Meeting or by voting in person.

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Q:	Does Anyone Solicit this Proxy and Who Will Pay the Expenses of Proxy Distribution?

A:	We will pay the expenses for the preparation of the proxy materials and the solicitation of proxies. Our directors, officers or employees may solicit proxies on our behalf in person or by telephone, e-mail, facsimile or other electronic means. These directors, officers and employees will not receive additional compensation for such services. In accordance with the regulations of the United States Securities and Exchange Commission (the “SEC”), we may reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of our common stock.

Q:	What do I need to do now?

A:	First, carefully read this document in its entirety. Then, vote your shares by following the instructions from your broker, if your shares are held in “street name”, or by one of the following methods:

●	If you received these printed materials by mail, mark, sign, date and return your proxy card in the enclosed return envelope as soon as possible;

●	call the toll-free number on the proxy card and follow the directions provided;

●	go to the website listed on the proxy card and follow the instructions provided; or

●	attend the shareholder meeting and submit a properly executed proxy or ballot. If a broker holds your shares in “street name,” you will need to get a legal proxy from your broker to vote in person at the meeting.

Voting by phone or on the Internet has the same effect as submitting a properly executed proxy card.

Q:	What are my choices when voting?

A:	When you cast your vote on:

Item 1: You may vote in favor of electing the nominees as directors or vote against one or more nominees or you may abstain from voting.

Item 2: You may cast your vote in favor of or against the proposal, or you may elect to abstain from voting your shares.
Item 3: You may cast your vote in favor of or against the proposal or you may elect to abstain from voting your shares.
Item 4: You may cast your vote in favor of or against the proposal, or you may elect to abstain from voting your shares.

If you sign, date and mail your proxy card without indicating how you want to vote, your proxy will be counted as a vote in favor of each director nominee and in favor of Proposal 1, 2, 3 and 4.

Q.	Does the Board have a recommendation for voting?

A.	The Board unanimously recommends you vote your shares as follows:

Proposal 1 – “FOR” each of the persons nominated for election to the Board.

Proposal 2- “FOR” ratifying the selection of Kabani & Company LLP as the Company’s independent auditor for fiscal year ending June 30, 2015.

Proposal 3- “FOR” approval, on an advisory basis, the named executive officer compensation in this Proxy Statement.

Proposal 4- “FOR” the approval of the Company’s 2015 Equity Incentive Plan.

Q:	What if I abstain from voting?

A:	If your shares are represented at the annual meeting, in person or by proxy, but you abstain from voting on a matter, or include instructions in your proxy to abstain from voting on a matter, your shares will be counted for the purpose of determining if a quorum is present, but will not be counted as either an affirmative vote or a negative vote with respect to that matter. With respect to the items scheduled to be voted on at the meeting, abstentions will have no effect on the outcome of the vote on those proposals, assuming a quorum is present.

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Q:	Who is eligible to vote?

A:	Holders of record of NetSol Technologies, Inc. common stock at the close of business on April 15, 2015 are eligible to vote at NetSol’s annual meeting of shareholders. As of that date, there were 10,142,707 shares of NetSol common stock outstanding held by 222 holders of record, a number that does not include beneficial owners who hold shares in “street name”.

Q:	How many shares are owned by NetSol’s directors and executive officers?

A:	On March 30, 2015, NetSol’s directors and executive officers beneficially owned 1,303,280 shares entitled to vote at the annual meeting, constituting approximately 13.01% of the total shares outstanding and entitled to vote at the meeting.

Q:	Can I change my vote after I have mailed my signed proxy card or voted by telephone or electronically?

A:	Yes. If you have not voted through your broker, you can do this by:

●	calling the toll-free number on the proxy card at least 24 hours before the meeting and following the directions provided; or,

●	going to the website listed on the proxy card at least 24 hours before the meeting and following the instructions provided; or,

●	submitting a properly executed proxy prior to the meeting bearing a later date than your previous proxy; or,

●	voting in person at the meeting, but simply attending the meeting will not, in and of itself, revoke a proxy.

If you voted through your broker, please contact your broker to change or revoke your vote.

Q:	If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A:	Yes, but only if you give your broker instructions. If your shares are held by your broker (or other nominee), you should receive this document and an instruction card from your broker. Your broker will vote your shares if you provide instructions on how to vote. If you do not tell your broker how to vote, your broker may vote your shares in favor of ratification of the auditor appointment but may not vote your shares on the election of directors or any other item of business. However, your broker is not required to vote your shares if you do not provide instructions.

Q:	Can I attend the shareholder meeting even if I vote by proxy?

A:	Yes. All shareholders are welcome to attend and we encourage you to do so.

Q:	Why did I receive more than one proxy card?

A:	You may receive multiple cards if you hold your shares in different ways (e.g. joint tenancy, in trust or in custodial accounts). You should vote on every proxy card that you receive.

Q:	Are there any rules regarding admission to the annual meeting?

A:	Yes. You are entitled to attend the annual meeting only if you were, or you hold a valid legal proxy naming you to act for, one of our shareholders on the record date. Before we will admit you to the meeting, we must be able to confirm:

●	Your identity by reviewing a valid form of photo identification, such as a driver’s license; and

●	You were, or are validly acting for, a shareholder of record on the record date by:

●	verifying your name and stock ownership against our list of registered shareholders, if you are the record holder of your shares;

●	reviewing other evidence of your stock ownership, such as your most recent brokerage or bank statement, if you hold your shares in street name; or your most recent plan statement; or

●	reviewing a written proxy that shows your name and is signed by the shareholder you are representing, in which case either the shareholder must be a registered shareholder or you must have a brokerage or bank statement for that shareholder as described above.

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If you do not have proof that you owned, or are legally authorized to act for someone who owned, shares of our common stock on the record date, you will not be admitted to the meeting.

At the entrance to the meeting, we will verify that your name appears in our stock records or will inspect your brokerage or bank statement, or proof of ownership and any written proxy you present as the representative of a shareholder. We will decide whether the documentation you present for admission to the meeting meets the requirements described above. The annual meeting will begin at 10:00 a.m., local time. Please allow ample time for the admission procedures described above.

Q:	Where do I get more information?

A:	If you have questions about the meeting or submitting your proxy, or if you need additional copies of this document or the proxy card, you should contact the following:

Patti L. W. McGlasson
General Counsel &
Corporate Secretary
NetSol Technologies, Inc.
24025 Park Sorrento
Suite 410
Calabasas, CA 91302
(818) 222-9195

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ANNUAL MEETING BUSINESS

PROPOSAL 1

ELECTION OF DIRECTORS

NetSol’s articles of incorporation and bylaws provide that directors are elected to serve a one-year term of office, expiring at the next annual meeting of shareholders. Our articles of incorporation establish up to nine directors, with the exact number to be fixed from time to time by resolution of the board of directors.

Directors are elected by a majority of votes, which means that the nominees receiving the most votes will be elected. Shareholders are not entitled to cumulate votes in the election of directors. In determining the votes cast for the election of a director, abstentions and broker non-votes are excluded. The Nominating and Corporate Governance Committee considers the offer of resignation and recommends to the board whether to accept it. The policy requires the board to act on the Nominating and Corporate Governance Committee’s recommendation within 90 days following the shareholder meeting. Board action on the matter requires the approval of a majority of the independent directors.

The board of directors has nominated the following directors for election to one-year terms that will expire at earlier of their removal or replacement or at the 2015 annual meeting:

Najeeb Ghauri

Naeem Ghauri

Asad Ghauri

Shahid J. Burki

Eugen Beckert

Mark Caton

Jeffery Bilbrey

The individuals appointed as proxies intend to vote “FOR” the election of the nominees listed above. If any nominee is not available for election, the individuals named in the proxy intend to vote for such substitute nominee as the board of directors may designate. Each nominee has agreed to serve on the board and we have no reason to believe any nominee will be unavailable.

For the biography of each nominee as well as for Director Compensation, please refer to Page 30 of the Proxy.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

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PROPOSAL 2

RATIFICATION OF APPOINTMENT OF KABANI & COMPANY, INC. AS THE COMPANY’S INDEPENDENT AUDITORS FOR FISCAL YEAR 2015

The Audit Committee has selected the firm of Kabani & Company (“Kabani”), the Company’s independent auditors for the year ended June 30, 2014 as well as to act in such capacity for the fiscal year ending June 30, 2015, and recommends that shareholders vote in favor of ratification of such appointment. There are no affiliations between the Company and Kabani, its partners, associates or employees, other than those which pertain to the engagement of Kabani in the previous year (i) as independent auditors for the Company and (ii) for certain consulting services. Kabani has served as the Company’s independent auditor since 2002.

Audit Fees

Kabani & Co. audited the Company’s financial statements for the fiscal years ended June 30, 2014 and June 30, 2013. The aggregate fees billed by Kabani & Co. for the annual audit and review of financial statements included in the Company’s Form 10-K, services and/or services that are normally provided by Kabani & Company that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the year ended June 30, 2014. The fees for those services for fiscal year ended June 30, 2014 was $255,000 and for the year ended June 30, 2013 was $240,000.

Tax Fees

Tax fees for fiscal year 2014 were $15,000 and consisted of the preparation of the Company’s federal and state tax returns for the fiscal year 2013. Tax fees for fiscal year 2013 were $15,000 and consisted of the preparation of the Company’s federal and state tax returns for the fiscal year 2012.

All Other Fees

No other fees were paid to Kabani & Co. during the fiscal years 2014 and 2013.

Pre-Approval Procedures

The Audit Committee and the Board of Directors are responsible for the engagement of the independent auditors and for approving, in advance, all auditing services and permitted non-audit services to be provided by the independent auditors. The Audit Committee maintains a policy for the engagement of the independent auditors that is intended to maintain the independent auditor’s independence from NetSol. In adopting the policy, the Audit Committee considered the various services that the independent auditors have historically performed or may be needed to perform in the future. The policy, which is to be reviewed and re-adopted at least annually by the Audit Committee:

(i)	Approves the performance by the independent auditors of certain types of service (principally audit-related and tax), subject to restrictions in some cases, based on the Committee’s determination that this would not be likely to impair the independent auditors’ independence from NetSol;

(ii)	Requires that management obtain the specific prior approval of the Audit Committee for each engagement of the independent auditors to perform other types of permitted services; and,

(iii)	Prohibits the performance by the independent auditors of certain types of services due to the likelihood that their independence would be impaired.

Any approval required under the policy must be given by the Audit Committee, by the Chairman of the Committee in office at the time, or by any other Committee member to whom the Committee has delegated that authority. The Audit Committee does not delegate its responsibilities to approve services performed by the independent auditors to any member of management.

The standard applied by the Audit Committee in determining whether to grant approval of an engagement of the independent auditors is whether the services to be performed, the compensation to be paid therefore and other related factors are consistent with the independent auditors’ independence under guidelines of the Securities and Exchange Commission and applicable professional standards. Relevant considerations include, but are not limited to, whether the work product is likely to be subject to, or implicated in, audit procedures during the audit of NetSol’s financial statements; whether the independent auditors would be functioning in the role of management or in an advocacy role; whether performance of the service by the independent auditors would enhance NetSol’s ability to manage or control risk or improve audit quality; whether performance of the service by the independent auditors would increase efficiency because of their familiarity with NetSol’s business, personnel, culture, systems, risk profile and other factors; and whether the amount of fees involved, or the proportion of the total fees payable to the independent auditors in the period that is for tax and other non-audit services, would tend to reduce the independent auditors’ ability to exercise independent judgment in performing the audit.

Shareholder approval of the selection of Kabani as our independent auditors is not required by law, by our bylaws or otherwise. The Sarbanes-Oxley Act of 2002 requires the Audit and Compliance Committee to be directly responsible for the appointment, compensation and oversight of the audit work and the independent auditors. The Committee will consider the results of the shareholder vote on this proposal and, in the event of a negative vote, will reconsider its selection of Kabani. However, the Audit and Compliance Committee is not bound by the shareholder vote.

Even if Kabani’s appointment is ratified by the shareholders, the Audit and Compliance Committee may, in its discretion, appoint a new independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its shareholders. A representative of Kabani is expected to be available via telephonic conference in the event of any appropriate questions arise at the meeting.

Board Recommendation

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF KABANI AS INDEPENDENTAUDITOR FOR FISCAL YEAR 2015.

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PROPOSAL 3.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

A “say on pay” advisory vote is required for all U.S. public companies under Section 14A of the Securities Exchange Act of 1934, as amended. In accordance with this law, we are asking shareholders to approve, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Compensation Discussion and Analysis section on page 18, This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers and the philosophy, policies and practices described in this proxy statement.

For the reasons discussed below, the Board of Directors recommends that you vote FOR approval of the advisory vote on executive compensation because it believes that the policies and practices described in the Compensation Discussion and Analysis are effective in achieving the Company’s goals of rewarding sustained financial and operating performance and leadership excellence, aligning the executives’ long-term interests with those of the shareholders and motivating the executives to remain with the Company for long and productive careers. Named executive officer compensation of the past three years reflects amounts of cash and long-term equity awards consistent with periods of economic stress and lower earnings, and equity incentives aligning with our actions to stabilize the Company and to position it for a continued recovery.

We urge shareholders to read the Compensation Discussion and Analysis beginning on page 18of this proxy statement, as well as the Summary Compensation Table and related compensation tables, notes and narrative, appearing on pages 21 through 27, which provide detailed information on the Company’s compensation policies and practices and the compensation of our named executive officers.

Vote Required

Approval of the advisory vote on executive compensation requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote at the meeting. While this advisory vote on executive compensation is non-binding, the Board and the Compensation Committee will review and consider the voting results when evaluating our executive compensation program. Currently, the Board seeks the shareholders vote on Executive Compensation every two years. The next time the shareholders have an opportunity to vote on this matter is on the proxy for fiscal year 2017.

Board Recommendation

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS ‘FOR’ THE ADVISORY VOTE ON EXECUTIVE COMPENSATION.

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PROPOSAL 4

APPROVAL OF THE COMPANY’S 2015 EQUITY INCENTIVE PLAN

On March 31, 2015, subject to shareholder approval, our Board approved and adopted our 2015 Equity Incentive Plan (our 2015 Plan). Among other things, our 2015 Plan: (i) provides us with flexibility to motivate, attract, and retain the services of employees upon whom our success depends and to provide them with an equity interest in our Company in order to motivate superior performance and grants of equity-based awards, including options, stock appreciation rights, restricted stock awards or performance share awards or any other right or interest relating to shares or cash, to eligible participants, and (ii) reserves 1,250,000 shares of common stock for availability for awards under our 2015 Plan. No options or other performance awards, deferred share awards, stock appreciation rights or restricted stock awards are outstanding under our 2015 Plan. Any grants made pursuant to our 2015 Plan will be subject to shareholder approval of the plan and any such conditionally awarded grants may not be exercised prior to such shareholder approval.

The Board of Directors believe the shares available for the issuance of awards under the 2015 Plan is necessary and appropriate to permit the Company to continue to grant officers, other employees, non-employee directors, consultants and advisors equity-based incentives and equity-based compensation. The Board of Directors is seeking shareholder approval of the 2015 Plan because of:

●	the desire to preserve cash for product development, research and development;

●	the Board of Directors’ belief that the Company needs to provide incentive, equity-based compensation to executive officers, other employees, consultants and advisors to incentivize such persons to achieve the Company’s product development milestones;

●	the need to compensate non-employee directors for service to the Company while preserving cash as much as possible (continuing to pay below-market cash compensation while continuing to align the interests of the non-employee directors with shareholders); and,

●	the need to closely re-align the interests of management, directors, employees and consultants with those of shareholders.

The affirmative vote of the holders of a majority of the shares of our common stock present, in person or by proxy, and entitled to vote at our annual meeting of shareholders is required to approve our 2015 Plan. Our 2015 Plan is included as Appendix A to this proxy statement.

The principal features of our 2015 Plan are summarized below. This summary is qualified in its entirety by reference to the full text of our 2015 Equity Incentive Plan in Appendix A to this proxy statement.

Summary of our 2015 Equity Incentive Plan

General. The purpose of our 2015 Plan is to provide us with flexibility to motivate, attract, and retain the services of employees upon whom our success depends and to provide them with an equity interest in our Company in order to motivate superior performance. Our 2015 Plan currently provides for the grant of equity-based awards, including options, stock appreciation rights, restricted stock awards or performance share awards or any other right or interest relating to shares or cash, to eligible participants.

Shares Subject to our 2015 Plan. The aggregate number of shares reserved and available for award under our 2015 Plan is 1,250,000 (the Share Reserve). Our 2015 Plan contemplates the issuance of common stock upon exercise of options or other awards granted to eligible persons under our 2015 Plan. Shares issued under our 2015 Plan may be both authorized and unissued shares or previously issued shares acquired by us. Upon termination or expiration of an unexercised option, stock appreciation right or other stock-based award under our 2015 Plan, in whole or in part, the number of shares of common stock subject to such award again become available for grant under our 2015 Plan. Any shares of restricted stock forfeited as described below will become available for grant. The maximum number of shares that may be granted to any one participant in any calendar year may not exceed 500,000 shares.

In the event of any change in capitalization of our Company, such as a stock split, merger, consolidation, separation, spin off, or other distribution of stock or property of our Company, any reorganization, any partial or complete liquidation of our Company or any extraordinary cash or stock dividend, the Compensation Committee (the Committee) will make appropriate substitutions or adjustments in the aggregate number and kind of shares reserved for issuance under our 2015 Plan, in the share limitations for awards set forth in our 2015 Plan and in the number of shares subject to an exercise price of outstanding awards, or will make such other equitable substitution or adjustments as it may determine to be appropriate.

Administration. Our 2015 Plan is administered by the Compensation Committee, which has the power to determine the terms and conditions of awards. A majority of the Committee will constitute at quorum. In addition, the Committee has the authority to amend, modify or terminate our 2015 Plan. No action by the Committee may affect any shares previously issued or any award previously granted under our 2015 Plan without the participant’s written consent.

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Stock Options. Options granted under our 2015 Plan are not generally transferable and must be exercised within 10 years, subject to earlier termination upon termination of the option holder’s employment, but in no event later than the expiration of the option’s term.

Each option granted under our 2015 Plan must be evidenced by a written agreement between us and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of our 2015 Plan. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant (except in connection with the assumption or substitution for another option in a manner qualifying under Section 424(a) of the Internal Revenue Code of 1986, as amended (the Code). Incentive stock options granted to any participant who owns 10% or more of our outstanding common stock (a Ten Percent Shareholder) must have an exercise price equal to or exceeding 110% of the fair market value of a share of our common stock on the date of the grant and must not be exercisable for longer than five years.

Options become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under our 2015 Plan is ten years, provided that an incentive stock option granted to a Ten Percent Shareholder must have a term not exceeding five years. Unless otherwise determined by the Committee, an option generally will remain exercisable for 90 days following the optionee’s termination of service, except that if service terminates as a result of the optionee’s normal retirement, death or disability, the option generally will remain exercisable for its remaining term. The Committee, in its discretion, may provide longer post-termination exercise periods, but in any event the option must be exercised no later than its expiration date.

Stock options are not assignable or transferable by the optionee other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and as set forth in the option award agreement, an option is assignable or transferable subject to the applicable limitations described in the General Instructions to Form S-8 Registration Statement under the Securities Act of 1933 (which includes transfers to family members, family trusts or pursuant to domestic relations orders, but excludes transfers of options for consideration).

Performance Awards. Under our 2015 Plan, a participant may also be awarded a “performance award,” which means that the participant may receive cash, stock or other awards contingent upon achieving performance goals established by the Committee. The Committee may also make “deferred share” awards, which entitle the participant to receive our stock in the future for services performed between the date of the award and the date the participant may receive the stock. The vesting of deferred share awards may be based on performance criteria and/or continued service with our Company. A participant who is granted a “stock appreciation right” under the Plan has the right to receive all or a percentage of the fair market value of a share of stock on the date of exercise of the stock appreciation right minus the grant price of the stock appreciation right determined by the Committee (but in no event less than the fair market value of the stock on the date of grant). Finally, the Committee may make “restricted stock” awards under our 2015 Plan, which are subject to such terms and conditions as the Committee determines and as are set forth in the award agreement related to the restricted stock. Unless the Committee otherwise provides, upon termination of a participant’s employment during the period when the restrictions apply, the participant’s restricted stock is forfeited to us.

Section 162(m) of the Code limits our federal income tax deduction for compensation paid to our Chief Executive Officer and our three most highly paid executive officers (other than the Chief Financial Officer) for the applicable taxable year. The limit is $1,000,000 per officer per year, with certain exceptions. This deductibility cap does not apply to “performance-based compensation,” if approved in advance by our shareholders. Our 2015 Plan provides that all or a portion of an award that is subject to performance-based vesting may be designed to qualify as deductible “performance-based compensation.” The performance criteria for that portion of any award that is intended to qualify as deductible performance-based compensation will be a measure based on performance criteria, either individually, alternatively or in any combination, applied to either our Company as a whole or to a subsidiary, division or other area of our Company, and measured either annually or cumulatively over a period of years, not to exceed five years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee which may include the following: Awards other than Options and SARs made pursuant to the Plan may be made subject to the attainment of performance goals relating to one or more: (a) cash flow; (b) earnings (including gross margin, earnings before interest and taxes (“EBIT”), earnings before taxes (“EBT”), earnings before interest, taxes, depreciation, amortization and stock option expense (“EBITDASO”), and net earnings); (c) ethical conduct; (d) market share; (e) earnings per share; (f) growth in earnings or earnings per share; (g) stock price; (h) return on equity or average shareholders’ equity; (i) total shareholder return; (j) return on capital; (k) return on assets or net assets; (l) return on investment; (m) revenue; (n) income or net income; (o) operating income or net operating income; (p) operating profit or net operating profit; (q) operating margin; (r) return on operating revenue; (s) overhead or other expense reduction; (t) growth in shareholder value relative to the two-year moving average of the S&P 500 Index; (u) growth in shareholder value relative to the two-year moving average of the Dow Jones Industrial Average; (v) credit rating; (w) strategic plan development and implementation; (x) succession plan development and implementation; (y) retention of executive talent; (z) improvement in workforce diversity; (aa) return on average shareholders’ equity relative to the ten year treasury yield; (bb) capital resource management plan development and implementation; (cc) improved internal financial controls plan development and implementation; (dd) corporate tax savings; (ee) corporate cost of capital reduction; (ff) investor relations program development and implementation; (gg) corporate relations program development and implementation; (hh) executive performance plan development and implementation; and (ii) tax provision rate for financial statement purposes. The Committee may adjust the performance results to take into account extraordinary, unusual, non-recurring, or non-comparable items. No award of restricted stock, deferred stock or other awards granted under our 2012 Plan (other than stock options and stock appreciation rights) that is intended to satisfy the requirements for “performance based compensation” under Section 162(m) of the Code will be payable unless the Committee certifies in writing that the applicable performance goals have been satisfied.

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Change in Control. In the event of certain changes in control of NetSol Technologies, the Committee has the discretion to provide that any award under our 2015 Plan that may be exercised will become fully vested and exercisable, and/or that all restrictions on any awards under our 2015 Plan will lapse as the Committee determines, which may be prior to the change of control.

Termination or Amendment. Our 2015 Plan will continue in effect until the first to occur of (i) its termination by the Committee or (ii) the date on which all shares available for issuance under our 2012 Plan have been issued and all restrictions on such shares under the terms of our 2015 Plan and the agreements evidencing awards granted under our 2015 Plan have lapsed. However, no incentive stock option may be granted under our 2012 Plan after February 24, 2021.

The Committee may terminate or amend our 2015 Plan at any time, provided that without shareholder approval, our 2015 Plan cannot be amended to increase the Share Reserve, change the class of persons eligible to receive incentive stock options or effect any other change that would require shareholder approval under any applicable law. No termination or amendment may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law.

The foregoing summary of certain provisions of our 2015 Plan is qualified by reference to the text of our 2015 Plan attached as Appendix A to this proxy statement.

Summary of Federal Income Tax Consequences of our 2015 Plan

The following summary describes the typical U.S. federal income tax consequences of awards granted under our 2015 Plan based upon provisions of the Code, as in effect on the date hereof, current regulations promulgated and proposed thereunder, and existing public and private administrative rulings of the Code, all of which are subject to change (possibly with retroactive effect). This is not intended to be a complete analysis and discussion of the federal income tax treatment of awards under our 2015 Plan, and does not discuss estate or gift taxes or the income tax laws of any municipality, state, or foreign country. Our Company generally will be entitled to withhold any required taxes in connection with the exercise or payment of an award, and may require the participant to pay such taxes as a condition to exercise of an award.

Stock Options. ISOs and non-qualified stock options (NQSOs) are treated differently for federal income tax purposes. ISOs are intended to satisfy the requirements of Section 422 of the Code. NQSOs need not satisfy such requirements.

A participant is not taxed on the grant or, except as described in the next sentence, the exercise of an ISO. The difference between the exercise price and the fair market value of the shares on the exercise date, however, will be a preference item for purposes of the alternative minimum tax, and thus a participant could be subject to the alternative minimum tax as a result of the exercise of an ISO. If a participant holds the shares acquired upon exercise of an ISO for at least two years following the option grant date and at least one year following exercise, the participant’s gain, if any, upon a subsequent disposition of such shares is long-term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the participant’s basis in the shares (which generally equals the exercise price).

If a participant disposes of shares acquired pursuant to exercise of an ISO before satisfying the one and two-year holding periods described above, then: (i) if the proceeds received exceed the exercise price of the ISO, the participant will recognize capital gain equal to the excess, if any, of the proceeds received over the fair market value of the shares on the date of exercise, and will recognize ordinary income equal to the excess, if any, of the lesser of the proceeds received or the fair market value of the shares on the date of exercise over the exercise price of the ISO; or (ii) if the proceeds received are less than the exercise price of the ISO, the participant will recognize a capital loss equal to the excess of the exercise price of the ISO over the proceeds received. Capital gains recognized upon a disqualifying disposition will be taxable as long term capital gains if the participant held the shares for more than one year after the exercise of the ISO, or otherwise as short-term capital gains if the participant held the shares for less than one year after the exercise of the ISO. Capital losses recognized upon a disqualifying disposition will offset long term capital gains if the participant held the shares for more than one year after the exercise of the ISO, or otherwise will offset up to $3,000 of long-term or short-term capital gains each year with the remainder carried forward if the participant held the shares for less than one year after the exercise of the ISO.

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Our Company is not entitled to an income tax deduction on the grant or exercise of an ISO or on the participant’s disposition of the shares after satisfying the holding period requirements described above. If the holding periods are not satisfied, our Company will be entitled to a deduction in the year the participant disposes of the shares in an amount equal to the ordinary income recognized by the participant.

The recipient of an NQSO will not realize any taxable income upon the grant of the option. Upon exercise of such option, the participant will realize ordinary income in an amount generally measured by the excess, if any, of the fair market value of the shares on the date of exercise over the option exercise price. Our Company will generally be entitled to a deduction in the same amount as the ordinary income realized by the participant. Upon the sale of such shares, the participant will realize short-term or long-term capital gain or loss, depending upon the length of time the shares are held. Such gain or loss will be measured by the difference between the sale price of the shares and the fair market value on the date of exercise. Special rules will apply in cases where a recipient of an award pays the exercise or purchase price of the award or applicable withholding tax obligations under our 2011 Plan by delivering previously owned shares or by reducing the number of shares otherwise issuable pursuant to the award. The surrender or withholding of such shares will in certain circumstances result in the recognition of income with respect to such shares or a carryover basis in the shares acquired, and may constitute a disposition for purposes of applying the ISO holding periods discussed above.

Stock Appreciation Rights. There will be no federal income tax consequences to either the participant or our Company on the grant of a stock appreciation right or while the right remains outstanding. Upon the exercise of such right, the participant will recognize ordinary income in an amount equal to the amount of cash and/or the fair market value, at the date of such exercise, of the shares received by such participant as a result of such exercise. Our Company will generally be entitled to a corresponding tax deduction.

Restricted Stock. The federal income tax consequences of a grant of restricted stock depend upon whether or not a participant elects to be taxed at the time of the grant of such shares under Section 83(b) of the Code (an 83(b) election). If no 83(b) election is made, the participant will not recognize taxable income at the time of the grant of the restricted stock. When the restrictions on the shares lapse, the participant will recognize ordinary taxable income in an amount equal to the fair market value of the restricted stock at that time. If the 83(b) election is made, the participant will recognize taxable income at the time of the grant of restricted stock in an amount equal to the fair market value of such shares at that time, determined without regard to any of the restrictions. If the shares are forfeited before the restrictions lapse, the participant will be entitled to no deduction on account thereof.

The participant’s tax basis in the restricted stock is the amount recognized by him or her as income attributable to such shares. Gain or loss recognized by the participant on a subsequent disposition of any such shares is capital gain or loss if the shares are otherwise capital assets.

Our Company will be entitled to a tax deduction in the same amount as the income recognized by the participant as a result of the grant of restricted stock or lapse of restrictions in the taxable year in which the participant recognizes such income.

Deferred Stock/Other Stock Awards. Participants will not have taxable income upon the grant of deferred stock or other stock awards. Recognition of taxable income is postponed until the restrictions on the awards lapse. At that time, the participant will recognize taxable income equal to the then fair market value of the shares or other property issuable in payment of such award, and such amount will be the tax basis for such shares. Our Company will be entitled to a tax deduction in the same amount as the income recognized by the participant as a result of the lapse of restrictions in the taxable year in which the participant recognizes such income.

Other Tax Issues. As noted above, Section 162(m) of the Code limits our federal income tax deduction for compensation paid to the Chief Executive Officer and any of the three other most highly compensated executive officers (other than the Chief Financial Officer) for the applicable taxable year. In certain instances, our Company may be denied a compensation deduction for awards granted to certain executive officers that do not qualify as “performance-based compensation” to the extent their aggregate compensation exceeds $1,000,000 in a given year.

As noted above, the Committee may, in its sole discretion, accelerate the payment or vesting or release any restrictions on any awards in the event of a change in control of our Company (as defined in our 2008 Plan) or in the event of certain tender offers. If a participant’s award vests because of a change in (i) the ownership or effective control of our Company or (ii) the ownership of a substantial portion of the assets of our Company and the participant is an officer, shareholder or highly-compensated employee of our Company, such acceleration could be subject to the “golden parachute” provisions of Sections 280G and 4999 of the Code. In that event, our Company could be denied all or part of its tax deduction and the participant could be subject to excise tax.

New Plan Benefits. No grants have been made under the 2015 Plan that are subject to stockholder approval at the Annual Meeting. It is not possible at present to predict the number of grants that will be made or who will receive any such grants under the Plan after the Annual Meeting.

Board Recommendation

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE NETSOL TECHNOLOGIES, INC. 2015 EQUITY INCENTIVE PLAN.

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CORPORATE GOVERNANCE, BOARD OF DIRECTORS, COMMITTEES

Corporate Governance

The board of directors uses certain guidelines which provide each member of our board of directors will:

●	dedicate sufficient time, energy, and attention to ensure the diligent performance of his or her duties;

●	comply with the duties and responsibilities set forth in the Corporate Governance Guidelines and in our Bylaws;

●	comply with all duties of care, loyalty, and confidentiality applicable to directors of publicly traded Nevada corporations; and

●	adhere to our Standards of Business Conduct, including the policies on conflicts of interest.

Code of Ethics

We have adopted Standards of Business Conduct, our “code of ethics,” that applies to all employees, directors and officers, including our principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions. The purpose of the code of ethics is to promote:

●	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

●	full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by us;

●	compliance with all applicable rules and regulations that apply to us and our officers and directors;

●	prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

●	accountability for adherence to the code.

The Company adopted its Code of Ethics on July 2, 2004, as amended and restated on July 22, 2007, September 10, 2013 and again on November 4, 2014; the code as applicable to every officer, director and employee of the Company, including, but not limited to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Ethics has been posted on our website and may be viewed at www.netsoltech.com/IR/corporate-governance.

We will disclose any future amendments to, or waivers from, certain provisions of these ethical policies and standards for officers and directors on our website as noted below promptly following the date of such amendment or waiver. Upon written request to our corporate secretary, we will also provide a copy of the code of ethics free of charge.

Corporate Website

We maintain a “Corporate Governance” section on our website where you can find copies of our principal governance documents, including our code of ethics. Our “Corporate Governance” section is located at www.netsoltech.com/us/investors/corporate-governance/lang/en.

BOARD MEETINGS AND BOARD COMMITTEES

Nomination of Directors:

The board is responsible for nominating members to the board and for filling vacancies on the board that may occur between annual meetings of shareowners, in each case based upon the recommendation of the nominating and corporate governance committee. The committee seeks input from other board members and senior management to identify and evaluate nominees for director. The committee may hire a search firm or other consultants. The committee will consider nominees recommended by shareowners for election to the board provided the names of such nominees, accompanied by relevant biographical information, and relevant information about the shareowner submitting the nominee, are provided in writing to our secretary in accordance with the requirements of our bylaws. Messrs. Najeeb Ghauri and Naeem Ghauri are brothers; Mr. Asad Ghauri is related to Messrs. Najeeb and Naeem Ghauri.

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Criteria for Board Members

In evaluating the suitability of individual candidates and nominees, the Nominating/Corporate Governance Committee and the board of directors consider relevant factors, including, but not limited to: a general understanding of marketing, finance, corporate strategy and other elements relevant to the operation of a publicly-traded company in today’s business environment, senior leadership experience, an understanding of our business, educational and professional background, and character.

Although there is no formal policy on diversity of nominees, both the board of directors and the Nominating/Corporate Governance Committee believe that diversity of skills, perspectives and experiences as represented on the board as a whole, promotes improved monitoring and evaluation of management on behalf of the stockholders and produces more creative thinking and solutions. The Nominating/Corporate Governance Committee considers the distinctive skills, perspectives and experiences that candidates diverse in gender, ethnic background, geographic origin and professional experience offer in the broader context of the primary evaluation described above.

Director Independence:

The Common Stock is listed and traded on the NASDAQ Capital Market. The corporate governance rules of the NASDAQ Capital Market requires that a majority of the Board consist of directors who are “independent” of the Company. The Board has determined each of the following directors and nominees for director qualify as “independent” in accordance with Rule 5605(a)(2)(A) and (B) of the NASDAQ listing standards for determining independence; Messrs. Mark Caton, Shahid J. Burki, Eugen Beckert and Jeffrey Bilbrey.

Board of Directors Meetings:

During the fiscal year ended June 30, 2014, the Board of Directors of the Company acted two times by unanimous written consent and held seven special meetings in addition to the annual meeting with 100 % attendance by all directors. The Company requests that all board members attend annual meetings of the board.

Board Committees:

The Board of Directors of the Company has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The charters for the Audit, Compensation and Nominating and Corporate Governance Committees are posted on the Company’s web site at www.netsoltech.com (select “About Us” then “Corporate Governance” and finally, the desired committee charter). All committee members are appointed by the Board of Directors. The Audit Committee met four times, the Compensation Committee met one time, and the Nominating and Corporate Governance Committee met two times and had two unanimous written consents during fiscal year 2014.

CHANGE IN MANAGEMENT AND BOARD OF DIRECTORS

Committees’ Members:

The Audit committee is made up of Mr. Burki as Chairman, and Mr. Caton, Mr. Beckert and Mr. Bilbrey as members. The Compensation committee consists of Mr. Caton as its Chairman and Mr. Beckert, Mr. Burki and, Mr. Bilbrey as its members. The Nominating and Corporate Governance Committee consists of Mr. Beckert as Chairman and Mr. Burki, Mr. Caton and Mr. Bilbrey as its members.

The table below provides the membership for each of the committees during Fiscal Year 2014.

Director	Audit Committee		Compensation Committee		Nominating and Corporate Governance Committee

Najeeb Ghauri
Naeem Ghauri
Asad Ghauri
Shahid J. Burki (I)	X	(C)	X		X
Eugen Beckert (I)	X		X		X	(C)
Mark Caton (I)	X		X	(C)	X
Jeffrey Bilbrey (I)	X		X		X

(I)	Denotes an independent director.

(C)	Denotes the Chairperson of the committee.

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Audit Committee

The Audit Committee is comprised of Messrs. Burki (Chairman), Beckert, Caton and Bilbrey, all of whom are independent within the meaning of NASDAQ listing standards and Rule 10A-3(b) under the Securities Exchange Act of 1934 (“34 Act”). The Audit Committee met four times during fiscal 2014. The Audit Committee was established by the Board for the purpose of overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements and reviewing the financial reports and other financial information provided by the Company to any governmental body or the public and the Company’s systems of internal controls regarding finance, accounting, legal compliance, and ethics. Its primary duties and responsibilities are to: (i) serve as an independent and objective party to monitor the Company’s financial reporting process, audits of the Company’s financial statements, and the Company’s internal control system and (ii) appoint from time to time, evaluate, and, when appropriate, replace the registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company, determine the compensation of such “outside auditors” and the other terms of their engagement, and oversee the work of the outside auditors. The Company’s outside auditors report directly to the Audit Committee. The Audit Committee is also charged with establishing procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

The Audit Committee has reviewed and discussed the consolidated financial statements with management and Kabani & Company, the Company’s independent auditors. Management is responsible for the preparation, presentation and integrity of NetSol’s financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. Kabani & Company is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on (i) management’s assessment of the effectiveness of internal control over financial reporting and (ii) the effectiveness of internal control over financial reporting.

The Audit Committee has discussed with Kabani & Company the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and PCAOB Auditing Standard No. 2, “An Audit of Internal Control Over Financial Reporting Performed in Conjunction with an Audit of Financial Statements.” In addition, Kabani & Company has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, as amended, “Independence Discussions with Audit Committees,” and the Audit Committee has discussed with Kabani & Company their firm’s independence.

Audit Committee Financial Expert.

The Company has identified its audit chairperson, Mr. Shahid Javed Burki as its audit committee financial expert. Mr. Burki is an independent board member as the term is defined in the Nasdaq Listing Rules. Mr. Burki’s experience as Finance Minister of Pakistan, Chief Executive Officer of EMP Financial Advisors, his various roles at the World Bank, and his tenure as both an audit committee member and chair for the Company, provides him with an understanding of generally accepted accounting principles and financial reporting. Additionally, this experience provides an ability to assess the general application of accounting principles in connection with the accounting for estimates, accruals and reserves; experience analyzing financial statements that were comparable in the breadth and complexity of issues that can be reasonably expected to be raised by the Company’s financial statements; an understanding of internal control over financial reporting; and an understanding of audit committee functions.

Compensation Committee.

The Compensation Committee is comprised of Messrs. Caton (Chairman), Beckert and Burki all of whom are independent within the meaning of the NASDAQ listing standards and Rule 10A-3(b) under the 34 Act. The Compensation Committee met two times during the 2014 fiscal year and had two unanimous written consents.. The primary function of the Compensation Committee is to assist the Board in fulfilling its oversight responsibilities relating to officer and director compensation. Its primary duties and responsibilities are to: (i) oversee the development and implementation of the compensation policies, strategies, plans, and programs for the Company’s executive officers and outside directors; (ii) review and determine the compensation of the executive officers of the Company; and (iii) oversee the selection and performance of the Company’s executive officers and succession planning for key members of the Company’s management. The Compensation Committee’s report is included below under “Compensation Discussion and Analysis”.

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Nominating & Corporate Governance Committee.

The Nominating & Corporate Governance Committee is comprised of Messrs. Beckert (Chairman), Burki, Bilbrey and Caton all of whom are independent within the meaning of the NASDAQ listing standards and Rule 10A-3(b) under the 34 Act. Mr. Beckert is the Chairperson for the Committee. This Committee met once during the 2014 fiscal year. The primary function of the Nominating Committee is to assist the Board in fulfilling its responsibilities with respect to Board and committee membership and shareholder proposals. Its primary duties and responsibilities are to: (i) establish criteria for Board and committee membership and recommend to the Board proposed nominees for election to the Board; and (ii) make recommendations regarding proposals and nominees for director submitted by shareholder of the Company.

The Nominating & Corporate Governance Committee will consider director nominees recommended by shareholder. A shareholder who wishes to recommend a person or persons for consideration as a Company nominee for election to the Board of Directors must send a written notice by mail to: Corporate Secretary, NetSol Technologies, Inc., 24025 Park Sorrento, Suite 410, Calabasas, CA, 91302 by fax to: 818-222-9197, that sets forth (i) the name of each person whom the shareholder recommends be considered as a nominee; (ii) a business address and telephone number for each nominee (an e-mail address may also be included) and (iii) biographical information regarding such person, including the person’s employment and other relevant experience. Shareholder considerations will only be considered if delivered or mailed and received at the principal executive offices of the Company not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of shareholder; provided, however, that in the event that the annual meeting is called for a date that is not within sixty (60) days before or after such anniversary date, notice by the shareholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, which ever first occurs.

The Company’s nominating committee recommends that a nominee for a position on the Company’s Board of Directors meet the following minimum qualifications:

●	He or she must be over 21 years of age;

●	He or she must be able to read and understand basic financial statements;

●	He or she must have experience in a position with a high degree of responsibility in a business or other organization;

●	He or she must possess integrity and have high moral character;

●	He or she must be willing to apply sound, independent business judgment; and,

●	He or she must have sufficient time to devote to the Company.

The Company’s nominating committee evaluates a potential nominee by considering whether the potential nominee meets the minimum qualifications described above, as well as by considering the following factors:

● whether the potential nominee has leadership, strategic, or policy setting experience in a complex organization, including any scientific, governmental, educational, or other non-profit organization;

● whether the potential nominee has experience and expertise that is relevant to the Company’s business, including any specialized business experience, technical expertise, or other specialized skills, and whether the potential nominee has knowledge regarding issues affecting the Company;

● whether the potential nominee is highly accomplished in his or her respective field;

● in light of the relationship of the Company’s business to the field of technology, whether the potential nominee has received any awards or honors in the fields of technology or engineering and whether he or she is recognized as a leader in that field;

● whether the addition of the potential nominee to the Board of Directors would assist the Board of Directors in achieving a mix of Board members that represents a diversity of background and experience, including diversity with respect to age, gender, national origin, race, and competencies;

● whether the potential nominee has high ethical character and a reputation for honesty, integrity, and sound business judgment;

● whether the potential nominee can work collegially with others;

● whether the potential nominee is independent, as defined by NASDAQ listing standards, whether he or she is free of any conflict of interest or the appearance of any conflict of interest with the best interests of the Company and its shareholder, and whether he or she is willing and able to represent the interests of all shareholder of the Company; and

● Any factor which would prohibit the potential nominee to devote sufficient time to its business.

In addition, with respect to an incumbent director whom the nominating committee is considering as a potential nominee for re-election, the Company’s nominating committee reviews and considers the incumbent director’s service to the Company during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Company. The manner in which the nominating committee evaluates a potential nominee will not differ based on whether the potential nominee is recommended by a shareholder or the Company.

The Company did not pay any fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director at the fiscal year 2014 Annual Meeting of shareholders. The Company did not receive, by December 1, 2013 (the 120th calendar day before the first anniversary of the date of the Company’s 2012 proxy statement), any recommended nominee from a shareholder who beneficially owns more than 5% of the Company’s stock or from a group of shareholders who beneficially own, in the aggregate, more than 5% of the Company’s stock.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

SEC regulations require all transactions to be disclosed in proxy statements, which are commonly referred to as “related person transactions.” A “related person” is defined under the applicable SEC regulation and includes our directors, executive officers, 5% or more beneficial owners of our common stock, and each of their immediate family members. The Board of directors would only approve a transaction only if it determines that the transaction is not inconsistent with, the best interests of the Company and its shareholders. During fiscal year 2013, there were no material transactions between NetSol, any director or executive officer of the Company, or any security holder known to hold more than five percent (5%) of our common stock (a “5% Holder”).

DIRECTOR COMPENSATION

Director Compensation Table

The following table sets forth a summary of the compensation earned by our Directors and/or paid to certain of our Directors pursuant to the Company’s compensation policies for the fiscal year ended June 30, 2014, other than Najeeb Ghauri, Naeem Ghauri and Asad Ghauri who are paid as part of their employment agreements with the Company or its subsidiaries and not as directors.

NAME	FEES EARNED OR PAID IN CASH ($)	SHARES AWARDS ($) (1)	TOTAL ($)
Eugen Beckert	40,200	18,028	58,228
Shahid Javed Burki	46,900	21,029	67,929
Mark Caton	43,548	19,608	63,156
Jeffrey M. Bilbrey	33,500	15,016	48,516

(1)	During the fiscal year ended June 30, 2014, there were 5,173 shares issued and 1,726 were accrued to be issued to independent directors.

Director Compensation Policy

Messrs. Ghauri are not paid any fees or other compensation for services as members of our Board of Directors.

The non-employee members of our Board of Directors received as compensation for services as directors as well as reimbursement for documented reasonable expenses incurred in connection with attendance at meetings of our Board of Directors and the committees thereof. The Company paid the following amounts to members of the Board of Directors for the activities shown during the fiscal year ended June 30, 2014.

BOARD ACTIVITY	CASH PAYMENTS
Board Member Fee	$134,000
Chairperson for Audit Committee	$13,400
Chairperson for Compensation Committee	$10,048
Chairperson for Nominating and Corporate Governance Committee	$6,700

164,148

TOTAL

Members of our Board of Directors are also eligible to receive stock option or stock award grants both upon joining the Board of Directors and on an annual basis in line with recommendations by the Compensation Committee, which grants are non-qualified stock options under our Employee Stock Option Plans. Further, from time to time, the non-employee members of the Board of Directors are eligible to receive stock grants that may be granted if and only if approved by the shareholders of the Company.

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Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Messrs. Caton (Chairman), Mr. Beckert, Mr. Burki and Mr. Bilbrey. During the fiscal year ended June 30, 2014, the Chairman of the Compensation Committee was Mr. Caton. There were no other members of the committee during the fiscal year ended June 30, 2014. All current members of the Compensation Committee are “independent directors” as defined under the NASDAQ Listing Rules. None of these individuals were at any time during the fiscal year ended June 30, 2014, or at any other time, an officer or employee of the Company.

No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.

Employee Stock Option Plans

The 2002 plan authorizes the issuance of up to 200,000 options to purchase common stock of which 199,913 options have been granted. The grant prices range between $3.00 and $50.00.

In March 2004, our shareholders approved the 2003 stock option plan. This plan authorizes up to 200,000 options to purchase common stock of which 198,000 have been granted. The grant prices range between $5.00 and $50.00.

In March 2005, our shareholders approved the 2004 stock option plan. This plan authorizes up to 500,000 options to purchase common stock of which 460,526 have been granted. The grant prices range between $3.00 and $28.90.

In April 2006, our shareholders approved the 2005 stock option plan. This plan authorizes up to 500,000 options to purchase common stock of which 440,947 have been granted. The grant prices range between $3.00 and $26.20.

In June 2008, our shareholders approved the 2008 Equity incentive plan. This plan authorizes up to 100,000 grants and/or options of common stock of which 100,000 have been granted. The grant prices range between $3.20 and $23.20.

In May 2011, our shareholders approved the 2011 Equity incentive plan. This plan authorizes up to 500,000 grants and/or options of common stock of which 500,000 have been granted. The grant prices range between $3.00 and $16.70.

In July 2013, our shareholders approved the 2013 Equity incentive plan. This plan authorizes up to 1,250,000 grants and/or options of common stock of which 929,995 have been granted. The grant prices range between $2.09 and $10.68.

COMPENSATION DISCUSSION AND ANALYSIS

NetSol Technologies’ Named Executive Officers, a group comprised of the Chief Executive Officer, the Chief Financial Officer, the Chief Accounting Officer and the Secretary and General Counsel in 2014 fiscal year are the following individuals:

Najeeb Ghauri	Chief Executive Officer
Roger K. Almond	Chief Financial Officer
Boo-Ali Siddiqui	Chief Accounting Officer
Patti L. W. McGlasson	Sr. V.P. Legal and Corporate Affairs, Secretary and General Counsel

Compensation Philosophy and Objectives

The Compensation Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by the Company, and which aligns executives’ interests with those of the stockholders by rewarding performance at or above established goals, with the ultimate objective of increasing stockholder value. The philosophy of the Compensation Committee is to evaluate both performance and compensation to ensure that we maintain our ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of our peer companies. To that end, the Compensation Committee believes executive compensation packages should include both cash and equity-based compensation that reward performance as measured against established goals.

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Setting Executive Compensation

Management develops our compensation plans by utilizing publicly available compensation data in the media services and technology industries. We believe that the practices of these groups of companies provide us with appropriate compensation benchmarks, because these groups of companies are in similar businesses and tend to compete with us for executives and other employees. For benchmarking executive compensation, we typically review the compensation data we have collected from these groups of companies, as well as a subset of the data from those companies that have a similar number of employees as the Company. The Compensation Committee has determined to utilize the services of a consultant for purposes of comparing our compensation program with similarly situated companies in like industries. The recommendations of these consultants will be utilized by the Committee in determining the appropriate compensation packages. While these consultants may make general recommendations about the size and components of compensation, we anticipate our philosophy to continue on the basis of a pay-for-performance philosophy.

Based on management’s analyses and recommendations, the Compensation Committee has approved a pay-for-performance compensation philosophy, which is intended to establish base salaries and total executive compensation (taking into consideration the executive’s experience and abilities) that are competitive with those companies with a similar number of employees represented in the compensation data we review.

We work within the framework of this pay-for-performance compensation philosophy to determine each component of an executive’s initial compensation package based on numerous factors, including:

●	The individual’s particular background, track record and circumstances, including training and prior relevant work experience;

●	The individual’s role with us and the compensation paid to similar persons in the companies represented in the compensation data that we review;

●	The demand for individuals with the individual’s specific expertise and experience;

●	Performance goals and other expectations for the position; and,

●	Uniqueness of industry skills.

The terms of each executive officer’s compensation are derived from employment agreements negotiated between the Company and the executive. Each executive’s employment agreement is generally negotiated to cover a one to three-year period, and prescribes the base salary and other annual payments, if any, to the executive. Employment agreements for all executive officers are approved by the Board of Directors and the Compensation Committee. Employment agreements for other executives are approved by the Company’s Chief Executive Officer.

2014 Executive Compensation Components

For the fiscal year ended June 30, 2014, the principal components of compensation that our named executive officers were eligible to receive were:

●	Base salary;

●	Long Term Equity Incentive Compensation;

●	Performance-based incentive compensation (discretionary bonus); and,

●	Perquisites and other personal benefits.

Base Salary

An executive’s base salary is evaluated together with components of the executive’s other compensation to ensure that the executive’s total compensation is consistent with our overall compensation philosophy.

The base salaries were established in arms-length negotiations between the executive and the Company, taking into account their extensive experience, knowledge of the industry, track record, and achievements on behalf of the Company.

Base salaries are adjusted annually by the Compensation Committee. As of June 30, 201, the annual review had not been completed and annual adjustments had not occurred.

Annual Bonus

Our compensation program includes eligibility for bonuses as rewarded by the Compensation Committee. All executives are eligible for annual performance-based cash bonuses in accordance with Company policies. The compensation committee takes into consideration the executive’s performance during the previous year to determine eligibility for discretionary bonuses. Further, the compensation committee will review, if applicable, the performance criteria set forth in an executive’s previous year’s agreement and will determine if the executive has met such criteria in order to achieve the bonus. The Company’s bonus criteria at the executive management level, is typically based on a gross revenue and per share profit targets.

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Long-Term Equity Incentive Compensation

We believe that long-term performance is achieved through an ownership culture that encourages long-term participation by our executives in equity-based awards. Our various Employee Stock Option Plans allow us to grant stock options to employees. We currently make initial equity awards of stock options to new executives and certain non-executive employees in connection with their employment with the Company. Annual grants of options, if any, are approved by the Compensation Committee.

Equity Incentives. Executives, certain non-executive employees, and directors who join us may be awarded stock awards and/or stock option grants after they join the Company. These grants have an exercise price equal to the fair market value of our common stock on the grant date. Such awards are intended to provide the executive with incentive to build value in the organization over an extended period of time. The size of the stock option award is also reviewed in light of the executive’s track record, base salary, other compensation and other factors to ensure that the executive’s total compensation is in line with our overall compensation philosophy. A review of all components of compensation is conducted when determining equity awards to ensure that total compensation conforms to our overall philosophy and objectives.

Equity incentives provided to executives are determined by the Fair Market Value of our common stock on the grant date were provided to the executives as an adjustment of their overall compensation while taking in to account the need to continue to incentivize the executive to build value in the organization. Each executive’s stock award was based on an analysis of the Compensation Committee of an appropriate overall cash compensation for each individual taking into account their position and compensation at similarly situated companies. Each executive’s stock award was based on a desired overall compensation cash value less the base salary as approved by the Compensation Committee.

Perquisites and Other Personal Benefits

We provide named executive officers with perquisites and other personal benefits that we believe are reasonable and consistent with our overall compensation program to better enable the Company to attract and retain superior employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to executive officers.

We maintain benefits and perquisites that are offered to all employees, including health insurance and dental insurance. Benefits and perquisites may vary in different country locations and are consistent with local practices and regulations.

Termination Based Compensation

Upon termination of employment, all executive officers with a written employment agreement are entitled to receive severance payments under their employment agreements. In determining whether to approve, and as part of the process of setting the terms of, such severance arrangements, the Compensation Committee recognizes that executives and officers often face challenges securing new employment following termination. Further, the Committee recognizes that many of the named executives and officers have participated in the Company since its founding and that this participation has not resulted in a return on their investments. Termination and Change in Control Payments considered both the risk and the dedication of these executives’ service to the Company.

Our Chief Executive Officer has an employment agreement that provides, if his employment is terminated without cause or if the executive terminates the agreement with Good Reason, he is entitled to (a) all remaining salary to the end of the date of termination, plus salary from the end of the employment term through the end of the fourth anniversary of the date of termination, and (b) the continuation by the Company of medical and dental insurance coverage for him and his family until the end of the employment term and through the end of the fourth anniversary of the date of termination. Provided, however, if such benefits cannot be continued for this extended period, the Executive shall receive cash (including a tax-equivalency payment for Federal, state and local income and payroll taxes assuming Executive is in the maximum tax bracket for all such purposes) where such benefits may not be continued. These agreements further provide for vesting of all options and restrictive stock grants, if any.

Our Chief Accounting Officer has an employment agreement that provides, if his employment is terminated without cause or if the executive terminates the agreement with Good Reason, he is entitled to (a) all remaining salary to the end of the date of termination, plus salary from the end of the employment term through the end of the second anniversary of the date of termination, and (b) the continuation by the Company of medical and dental insurance coverage for him and his family until the end of the employment term and through the end of the second anniversary from the date of termination. Provided, however, if such benefits cannot be continued for this extended period, the Executive shall receive cash (including a tax-equivalency payment for Federal, state and local income and payroll taxes assuming Executive is in the maximum tax bracket for all such purposes) where such benefits may not be continued. These agreements further provide for vesting of all options and restrictive stock grants, if any.

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The Secretary of the Company has an employment agreement that provides, if she is terminated without cause or if the executive terminates the agreement with Good Reason, she is entitled to (a) all remaining salary to the end of the date of termination, plus salary from the end of the employment term through the end of the second anniversary of the date of termination, and (b) the continuation by the Company of medical and dental insurance coverage for her and her family until the end of the employment term and through the end of the second anniversary of the date of termination. Provided, however, if such benefits cannot be continued for this extended period, the Executive shall receive cash (including a tax-equivalency payment for Federal, state and local income and payroll taxes assuming Executive is in the maximum tax bracket for all such purposes) where such benefits may not be continued. These agreements further provide for vesting of all options and restrictive stock grants, if any.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that we may not deduct compensation of more than $1,000,000 that is paid to certain individuals. We believe that compensation paid under the management incentive plans is generally fully deductible for federal income tax purposes.

Accounting for Stock-Based Compensation

Commencing on July 1, 2006, we began accounting for stock-based payments, including awards under our Employee Stock Option Plans, in accordance with the requirements of Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment, or SFAS 123(R).

Summary Compensation

The following table shows the compensation for the fiscal year ended June 30, 2014, June 30, 2013 and June 30, 2012 earned by our Chairman and Chief Executive Officer, our Chief Financial Officer who is our Principal Financial and Accounting Officer, and others considered to be executive officers of the Company.

Name and Principle Position	Fiscal Year Ended	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($)		All Other Compensation ($)		Total ($)
Najeeb Ghauri	2014	$474,000	$166,667	$407,600	$248,996	(2)	$68,139	(3)	$1,365,402
CEO & Chairman	2013	$393,750	$-	$-		(2)	$75,141	(3)	$468,891
	2012	$389,063	$-	$32,500	$225,093		$78,884		$725,540

Roger K Almond	2014	$90,400	$-	$19,400	$-		$-		$109,800
Chief Financial Officer	2013	$-	$-	$-	$-		$-		$-
	2012	$-	$-	$-	$-		$-		$-

Boo-Ali Siddiqui	2014	$125,000	$-	$145,600	$-		$-		$270,600
Chief Accounting Officer	2013	$92,400	$-	$6,850	$-		$-		$99,250
	2012	$90,300	$-	$17,875	$-		$-		$108,175

Patti L. W. McGlasson	2014	$171,600	$5,000	$168,150	$-		$23,270	(4)	$368,020
Secretary, General Counsel	2013	$143,000	$-	$6,850	$-		$23,947	(4)	$173,797
	2012	$139,750	$-	$17,875	$-		$23,863	(4)	$181,488

(1) The stock was awarded as compensation to the officers and related expense was recognized in the consolidated financial statements. See also Grants of Plan Based Awards.

(2) Consists of 200,000 options, nil options and 50,000 granted during fiscal years ended 2014, 2013 and 2012 respectively. The options vest quarterly over one year.

(3) Consists of $36,000, $36,000 and $36,000 paid for automobile and travel allowance, $16,758, $16,758 and $16,758 on account of life insurance and $15,381, $22,383 and $26,126 paid for medical and dental insurance premiums paid by the Company for participation in the health insurance program for the fiscal years ended June 30, 2014, 2013 and 2012, respectively.

(4) Consists of $9,000, $9,000 and $9,000 paid for automobile allowance and $14,270, $14,947 and $14,863 paid for medical and dental insurance premiums for participation in the health insurance program for the fiscal year ended June 30, 2014, 2013 and 2012 respectively.

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Grants of Plan-Based Awards

In June, 2014, Mr. Najeeb Ghauri was granted, 50,000 shares of common stock of the Company for the fiscal year 2015 vesting quarterly. The shares were approved by the Compensation Committee as an incentive for the named officer.

In June, 2014, Mr. Roger Almond was granted, 5,000 shares of common stock of the Company. The shares vested immediately and were approved by the Compensation Committee as an incentive for the named officer.

In July, 2013, Mr. Boo-Ali Siddiqui and Ms. McGlasson were each granted, 10,000 shares of common stock of the Company. The shares vested quarterly and were approved by the Compensation Committee as an incentive for the named officers.

In July, 2012, Mr. Boo-Ali Siddiqui and Ms. McGlasson were each granted, 1,250 shares of common stock of the Company. The shares vested immediately and were approved by the Compensation Committee as an incentive for the named officers.

Discussion of Summary Compensation Table

The terms of our executive officers’ compensation are derived from our employment agreements with them and the annual performance review by our Compensation Committee. The terms of Mr. Najeeb Ghauri employment agreement with the Company were the result of negotiations between the Company and the executives and were approved by our Compensation Committee and Board of Directors. The terms of Ms. McGlasson’s and Mr. Siddiqui’s employment agreement with the Company were the result of negotiations between our Chief Executive Officer and the employees and were approved by our Compensation Committee. The terms of Mr. Almond’s consulting agreement with the Company were the result of negotiations between our Chief Executive Officer, Mr. Almond and were approved by our Compensation Committee.

Employment Agreement with Najeeb Ghauri

Effective January 1, 2007, the Company entered into an Employment Agreement with our Chief Executive Officer, Najeeb Ghauri (the “CEO Agreement”). The CEO Agreement was amended effective January 1, 2008, January 1, 2010 July 25, 2013 and again on June 30, 2014. Changes made in the June 30, 2014 amendment are effective July 1, 2014. Pursuant to the CEO Agreement, as amended, between Mr. Ghauri and the Company (the “CEO Agreement”), the Company agreed to employ Mr. Ghauri as its Chief Executive Officer for a five year term. The term of employment automatically renews for 12 additional months unless notice of intent to terminate is received by either party at least 6 months prior to the end of the term. Under the CEO Agreement, Mr. Ghauri is entitled to an annualized base salary of $497,700 and is eligible for annual bonuses at the discretion of the Compensation Committee.

Bonuses may be paid in cash or shares of common stock. Mr. Ghauri also earns 12,500 shares of common stock for each quarter of service commencing with the first quarter ended September 30, 2014 through the end of the fiscal year. Mr. Ghauri was granted options to purchase 200,000 shares common stock of which 25% of these options grant at the completion of each quarter. Mr. Ghauri is entitled to six weeks of paid vacation per calendar year, receives a car allowance totaling $3,000 per month for the term of the CEO Agreement, and the Company shall pay premiums not to exceed $16,600 (or $4,150 quarterly) for life insurance for the Executive.

The CEO Agreement also includes provisions respecting severance, non-solicitation, non-competition, and confidentiality obligations. Pursuant to the CEO Agreement, if he terminates his employment for Good Reason (as described below), or, is terminated prior to the end of the employment term by the Company other than for Cause (as described below) or death, he shall be entitled to all remaining salary from the termination date until 48 months thereafter, at the rate of salary in effect on the date of termination, immediate vesting of all options and, continuation of all health related plan benefits for a period of 48 months. He shall have no obligation to seek other employment and any income so earned shall not reduce the foregoing amounts. If he is terminated by the Company for Cause (as described below), or at the end of the employment term, he shall not be entitled to further compensation. Under the CEO Agreement, Good Reason includes the assignment of duties inconsistent with his title, a material reduction in salary and perquisites, the relocation of the Company’s principal office by 30 miles, if the Company asks him to perform any act which is illegal, including the commission of a crime or act of moral turpitude, or a material breach of the CEO Agreement by the Company. Under the CEO Agreement, Cause includes conviction of crime involving moral turpitude, failure to perform his duties to the Company, engaging in activities which are directly competitive to or intentionally injurious to the Company, or any material breach of the CEO Agreement by Mr. Ghauri.

The above summary of the CEO Agreement is qualified in its entirety by reference to the full text of the CEO Agreement, a copy of which was filed as an exhibit to the Company’s 10-KSB for the fiscal year ended June 30, 2007. The above summary of the First Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which was filed as an exhibit to the Company’s 10-KSB for the fiscal year ended June 30, 2008. The above summary of the Second Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which was filed as an exhibit to the Company’s 10-Q for the fiscal year ended December 31, 2009. The above summary of the Third Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which was filed as an exhibit to the Company’s 8-K filed on July 26, 2013. The above summary of the Fourth Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which was filed as an exhibit to the Company’s 8-K filed on July 3, 2014.

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Consulting& Employment Agreement with Roger K. Almond

On September 9, 2013, Mr. Roger K. Almond was appointed to the position of Chief Financial Officer of NetSol Technologies, Inc. Pursuant to the terms of his consulting agreement with the Company, Mr. Almond was paid on an hourly basis at the rate of $100 per hour with a minimum commitment of 20 hours per week. The Agreement was amended on September 9, 2014 to extend the term to an additional one year period. On March 1, 2015, Mr. Almond and the Company entered into an Employment Agreement (“CFO Agreement”) to join the Company on a full time basis continuing as the Company’s Chief Financial Officer. Mr. Almond’s salary is set at $175,000 per annum with 10,000 shares of common stock to be granted in 25% tranches upon completion of service each quarter. Mr. Almond’s Employment Agreement is for two years which is consistent with other executive officers’ employment agreements unless notice to terminate is received by either party to terminate two weeks prior to the termination of the Agreement. The CFO Agreement also includes provisions respecting severance, non-solicitation, non-competition, and confidentiality obligations. Pursuant to the CFO Agreement, if he terminates his employment for Good Reason (as described below), or, is terminated prior to the end of the employment term by the Company other than for Cause (as described below) or death, he shall be entitled to all remaining salary from the termination date until 24 months thereafter, at the rate of salary in effect on the date of termination, immediate vesting of all options and, continuation of all health related plan benefits for a period of 12 months. He shall have no obligation to seek other employment and any income so earned shall not reduce the foregoing amounts. If he is terminated by the Company for Cause, or at the end of the employment term, he shall not be entitled to further compensation. Under the CFO Agreement, Good Reason includes the assignment of duties inconsistent with his title, a material reduction in salary and perquisites, the relocation of the Company’s principal office by 60 miles, if the Company asks him to perform any act which is illegal, including the commission of a crime or act of moral turpitude, or a material breach of the CFO Agreement by the Company. Under the CFO Agreement, Cause includes conviction of crime involving moral turpitude, failure to perform his duties to the Company, engaging in activities which are directly competitive to or intentionally injurious to the Company, or any material breach of the CFO Agreement by Mr. Almond. Finally, in the event such termination occurs within twelve (12) months after a Change of Control, the Company shall pay Executive (a) a one-time payment equal to the product of 2.99 and Executive’s salary for the previous twelve (12) months and (b) a one-time payment equal to the higher of (i) Executive’s bonus for the previous year and (ii) one-half a percent of the Company’s consolidated gross revenues for the previous twelve (12) months (the “Change of Control Termination Payment”).

The above summary of the amendment to the CFO Agreement is qualified in its entirety by reference to the full text, a copy of which was filed as an exhibit to the Company’s 8-K filed on March 3, 2015.

Employment Agreement with Patti L. W. McGlasson

Effective May 1, 2006, the Company entered into an Employment Agreement with our Secretary, General Counsel and Sr. Vice President, Legal and Corporate Affairs, Ms. Patti L. W. McGlasson. Pursuant to the Employment Agreement and its related amendments, between Ms. McGlasson and the Company (the “General Counsel Agreement”), the Company agreed to employ Ms. McGlasson as its Secretary and General Counsel from the date of the General Counsel Agreement through June 30, 2017. According to the terms of the General Counsel Agreement, the term of the agreement automatically extends for an additional one year periods unless notice of intent to terminate is received by either party at least 6 months prior to the end of the term. The General Counsel Agreement was amended on July 25, 2013 and again on June 30, 2014 (the General Counsel Agreement and all amendments referred to as the “GC Agreement”). Changes made in the June 30, 2014 amendment are effective July 1, 2014. Under the GC Agreement, Ms. McGlasson is entitled to an annualized base salary of $180,180 per annum, 10,000 shares of common stock to be granted in 25% tranches after each quarter of service, and is eligible for annual bonuses at the discretion of the Chief Executive Officer. In addition, Ms. McGlasson is entitled to participate in the Company’s stock option plans and, is entitled to six weeks of paid vacation per calendar year.

The General Counsel Agreement also includes provisions respecting severance, non-solicitation, non-competition, and confidentiality obligations. Pursuant to the General Counsel Agreement, if she terminates her employment for Good Reason (as described below), or, is terminated prior to the end of the employment term by the Company other than for Cause (as described below) or death, she shall be entitled to all remaining salary from the termination date until 24 months thereafter, at the rate of salary in effect on the date of termination, immediate vesting of all options and, continuation of all health related plan benefits for a period of 24 months. She shall have no obligation to seek other employment and any income so earned shall not reduce the foregoing amounts. If she is terminated by the Company for Cause (as described below), or at the end of the employment term, she shall not be entitled to further compensation. Under the General Counsel Agreement, Good Reason includes the assignment of duties inconsistent with her title, a material reduction in salary and perquisites, the relocation of the Company’s principal office by 60 miles, if the Company asks her to perform any act which is illegal, including the commission of a crime or act of moral turpitude, or a material breach of the General Counsel Agreement by the Company. Under the General Counsel Agreement, Cause includes conviction of crime involving moral turpitude, failure to perform her duties to the Company, engaging in activities which are directly competitive to or intentionally injurious to the Company, or any material breach of the General Counsel Agreement by Ms. McGlasson.

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The above summary of the General Counsel Agreement is qualified in its entirety by reference to the full text of the General Counsel Agreement, a copy of which was filed as an exhibit to the Company’s 10-KSB for the fiscal year ended June 30, 2006 on September 27, 2006. The above summary is also qualified in its entirety by reference to the full text of the Amendment to the General Counsel Agreement, a copy of which was filed as an exhibit to the Company’s 10-Q for the quarter ended March 31, 2010. The above summary is also qualified in its entirety by reference to the full text of the Amendment to the General Counsel Agreement, a copy of which was filed as an exhibit to the Company’s 8-K filed on July 26, 2013. The above summary is also qualified in its entirety by reference to the full text of the Amendment to the General Counsel Agreement, a copy of which was filed as an exhibit to the Company’s 8-K filed on July 3, 2014.

Employment Agreement with Boo-Ali Siddiqui

Effective April 1, 2010, the Company entered into an Employment Agreement with our Chief Accounting Officer, Mr. Boo-Ali Siddiqui. Pursuant to the Employment Agreement between Mr. Siddiqui and the Company (the “CAO Agreement”), the original term of Mr. Siddiqui’s agreement was automatically extended for 30 day periods from March 31, 2011. According to the terms of the CAO Agreement, as amended, it automatically extends for an additional thirty-six month periods unless notice of intent to terminate is received by either party at least two weeks prior to the end of the term. This Agreement was amended on July 25, 2013 and again on June 30, 2014. Changes made in the June 30, 2014 amendment are effective July 1, 2014. Under the CAO Agreement, as amended, Mr. Siddiqui is entitled to an annualized base salary of $125,000 and is eligible for annual bonuses at the discretion of the Chief Executive Officer. Mr. Siddiqui shall also receive a total of 10,000 shares of common stock to be granted in 25% tranches upon each completion of a quarter of service commencing with the quarter ending September 30, 2014 and continuing until June 30, 2015.

The CAO Agreement also includes provisions respecting severance, non-solicitation, non-competition, and confidentiality obligations. Pursuant to the CAO Agreement, if he terminates his employment for Good Reason (as described below), or, is terminated prior to the end of the employment term by the Company other than for Cause (as described below) or death, he shall be entitled to all remaining salary from the termination date until 24 months thereafter, at the rate of salary in effect on the date of termination, immediate vesting of all options and, continuation of all health related plan benefits for a period of 24 months. He shall have no obligation to seek other employment and any income so earned shall not reduce the foregoing amounts. If he is terminated by the Company for Cause (as described below), or at the end of the employment term, he shall not be entitled to further compensation. Under the CAO Agreement, Good Reason includes the assignment of duties inconsistent with his title, a material reduction in salary and perquisites, the relocation of the Company’s principal office by 60 miles, if the Company asks him to perform any act which is illegal, including the commission of a crime or act of moral turpitude, or a material breach of the CAO Agreement by the Company. Under the CAO Agreement, Cause includes conviction of crime involving moral turpitude, failure to perform his duties to the Company, engaging in activities which are directly competitive to or intentionally injurious to the Company, or any material breach of the CAO Agreement by Mr. Siddiqui.

The above summary of the CAO Agreement is qualified in its entirety by reference to the full text of the CAO Agreement, a copy of which was filed as an exhibit to the Company’s 10-Q for the quarter ended December 31, 2009. The above summary of the amendment to the CFO Agreement is qualified in its entirety by reference to the full text, a copy of which was filed as an exhibit to the Company’s 8-K filed on July 26, 2013 and the amendment filed as an exhibit to the Company’s 8-K filed on July 3, 2014.

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Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of stock options and grants of unvested stock awards outstanding on June 30, 2014, the last day of our fiscal year, to each of the individuals named in the Summary Compensation Table.

NAME	NUMBER OF SECURITIES UNDERLYING OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE
Najeeb Ghauri	30,000		6.50	2/12/19
	50,000		7.50	11/7/21
	200,000		3.88	6/30/24

Roger K Almond	-		-
	-		-

Boo-Ali Siddiqui	-		-
	-		-

Patti L. W. McGlasson	1,000		16.50	7/7/15
	1,000		16.00	7/23/17

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans.

Potential Payments upon Termination or Change of Control

Generally, regardless of the manner in which a named executive officer’s employment terminates, he is entitled to receive amounts earned during his term of employment. Such amounts include the portion of the executive’s base salary that has accrued prior to any termination and not yet been paid and unused vacation pay.

In addition, we are required to make the additional payments and/or provide additional benefits to the individuals named in the Summary Compensation Table in the event of a termination of employment or a change of control, as set forth below.

Change-in-Control Payments

Najeeb Ghauri, Chairman and Chief Executive Officer

In the event that Mr. Ghauri is terminated as a result of a change in control (defined below), he is entitled to all payments due in the event of a termination for Cause or Good Reason and: (a) a onetime payment equal to the product of 2.99 and his salary during the preceding 12 months; (b) a one-time payment equal to the higher of (i) Executive’s bonus for the previous year and (ii) one percent of the Company’s consolidated gross revenues for the previous twelve (12) months; and, at the election of the Executive, (c) a one-time cash payment equal to the cash value of all shares eligible for exercise upon the exercise of Executive’s Options then currently outstanding and exercisable as if they had been exercised in full (the “Change of Control Termination Payment”). In the event Executive elects to receive the cash value of the shares underlying Executive’s options, he shall so notify the Company of his intent.

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The following table summarizes the potential payments to Mr. Ghauri assuming his employment with us was terminated or a change of control occurred on June 30, 2014, the last day of our most recently completed fiscal year.

BENEFITS AND PAYMENTS	CHANGE OF CONTROL	TERMINATION UPON DEATH OR DISABILITY	TERMINATION BY US WITHOUT CAUSE OR BY EXECUTIVE FOR GOOD REASON

Base Salary	$1,422,000	$-	$1,422,000
Bonus	-
Salary Multiple Pay-out	1,417,260
Bonus or Revenue One-time Pay-Out	363,848
Net Cash Value of Options	1,346,000

Total	$4,549,108	$-	$1,422,000

Boo-Ali Siddiqui, Chief Accounting Officer

In the event that Mr. Siddiqui is terminated as a result of a change in control (defined below), he is entitled to all payments due in the event of a termination for Cause or Good Reason and: (a) a onetime payment equal to the product of 2.99 and his salary during the preceding 6 months; (b) a one-time payment equal to the higher of (i) Executive’s bonus for the previous year and (ii) one-half of one percent of the Company’s consolidated gross revenues for the previous six (6) months (the “Change of Control Termination Payment”).

The following table summarizes the potential payments to Mr. Siddiqui assuming his employment with us was terminated or a change of control occurred on June 30, 2014, the last day of our most recently completed fiscal year.

BENEFITS AND PAYMENTS	CHANGE OF CONTROL	TERMINATION UPON DEATH OR DISABILITY	TERMINATION BY US WITHOUT CAUSE OR BY EXECUTIVE FOR GOOD REASON

Base Salary	$62,500	$-	$62,500
Bonus	-
Salary Multiple Pay-out	186,875
Bonus or Revenue One-time Pay-Out	181,924
Net Cash Value of Options	-

Total	$431,299	$-	$62,500

Patti L. W. McGlasson, Senior V.P. of Legal and Corporate Affairs, Secretary and General Counsel

In the event that Ms. McGlasson is terminated as a result of a change in control (defined below), she is entitled to all payments due in the event of a termination for Cause or Good Reason and: (a) a onetime payment equal to the product of 2.99 and her salary during the preceding 12 months; (b) a one-time payment equal to the higher of (i) Executive’s bonus for the previous year and (ii) one-half of one percent of the Company’s consolidated gross revenues for the previous twelve (12) months; and, at the election of the Executive, (c) a one-time cash payment equal to the cash value of all shares eligible for exercise upon the exercise of Executive’s Options then currently outstanding and exercisable as if they had been exercised in full (the “Change of Control Termination Payment”). In the event Executive elects to receive the cash value of the shares underlying Executive’s options, she shall so notify the Company of her intent.

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The following table summarizes the potential payments to Ms. McGlasson assuming her employment with us was terminated or a change of control occurred on June 30, 2014, the last day of our most recently completed fiscal year.

BENEFITS AND PAYMENTS	CHANGE OF CONTROL	TERMINATION UPON DEATH OR DISABILITY	TERMINATION BY US WITHOUT CAUSE OR BY EXECUTIVE FOR GOOD REASON

Base Salary	$171,600	$-	$171,600
Bonus	-
Salary Multiple Pay-out	513,084
Bonus or Revenue One-time Pay-Out	181,924
Net Cash Value of Options	32,500

Total	$899,108	$-	$171,600

Director Compensation

Director Compensation Table

The following table sets forth a summary of the compensation earned by our Directors and/or paid to certain of our Directors pursuant to the Company’s compensation policies for the fiscal year ended June 30, 2014, other than Najeeb Ghauri, Naeem Ghauri and Asad Ghauri who are paid as part of their employment agreements with the Company or its subsidiaries and not as directors.

NAME	FEES EARNED OR PAID IN CASH ($)	SHARES AWARDS ($) (1)	TOTAL ($)
Eugen Beckert	40,200	18,028	58,228
Shahid Javed Burki	46,900	21,029	67,929
Mark Caton	43,548	19,608	63,156
Jeffrey M. Bilbrey	33,500	15,016	48,516

(1)	During the fiscal year ended June 30, 2014, there were 5,173 shares issued and 1,726 were accrued to be issued to independent directors.

Director Compensation Policy

Messrs. Ghauri are not paid any fees or other compensation for services as members of our Board of Directors.

The non-employee members of our Board of Directors received as compensation for services as directors as well as reimbursement for documented reasonable expenses incurred in connection with attendance at meetings of our Board of Directors and the committees thereof. The Company paid the following amounts to members of the Board of Directors for the activities shown during the fiscal year ended June 30, 2014.

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BOARD ACTIVITY	CASH PAYMENTS
Board Member Fee	$134,000
Chairperson for Audit Committee	$13,400
Chairperson for Compensation Committee	$10,048
Chairperson for Nominating and Corporate Governance Committee	$6,700

164,148

Members of our Board of Directors are also eligible to receive stock option or stock award grants both upon joining the Board of Directors and on an annual basis in line with recommendations by the Compensation Committee, which grants are non-qualified stock options under our Employee Stock Option Plans. Further, from time to time, the non-employee members of the Board of Directors are eligible to receive stock grants that may be granted if and only if approved by the shareholders of the Company.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Messrs. Caton (Chairman), Mr. Beckert, Mr. Burki and Mr. Bilbrey. During the fiscal year ended June 30, 2014, the Chairman of the Compensation Committee was Mr. Caton. There were no other members of the committee during the fiscal year ended June 30, 2014. All current members of the Compensation Committee are “independent directors” as defined under the NASDAQ Listing Rules. None of these individuals were at any time during the fiscal year ended June 30, 2014, or at any other time, an officer or employee of the Company.

No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.

Employee Stock Option Plans

The 2002 plan authorizes the issuance of up to 200,000 options to purchase common stock of which 199,913 options have been granted. The grant prices range between $3.00 and $50.00.

In March 2004, our shareholders approved the 2003 stock option plan. This plan authorizes up to 200,000 options to purchase common stock of which 198,000 have been granted. The grant prices range between $5.00 and $50.00.

In March 2005, our shareholders approved the 2004 stock option plan. This plan authorizes up to 500,000 options to purchase common stock of which 460,526 have been granted. The grant prices range between $3.00 and $28.90.

In April 2006, our shareholders approved the 2005 stock option plan. This plan authorizes up to 500,000 options to purchase common stock of which 440,947 have been granted. The grant prices range between $3.00 and $26.20.

In June 2008, our shareholders approved the 2008 Equity incentive plan. This plan authorizes up to 100,000 grants and/or options of common stock of which 100,000 have been granted. The grant prices range between $3.20 and $23.20.

In May 2011, our shareholders approved the 2011 Equity incentive plan. This plan authorizes up to 500,000 grants and/or options of common stock of which 500,000 have been granted. The grant prices range between $3.00 and $16.70.

In July 2013, our shareholders approved the 2013 Equity incentive plan. This plan authorizes up to 1,250,000 grants and/or options of common stock of which 69,994 have been granted. The grant prices range between $10.68.

Compensation Committee Report

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis contained within this Proxy Statement with management and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into NetSol Technologies, Inc. Annual Report on Form 10-K for the year ended June 30, 2014, as previously filed.

Compensation Committee
Mark Caton (Chair)
Eugen Beckert
Shahid Javed Burki
Jeffrey Bilbrey

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COMMUNICATIONS BETWEEN SHAREHOLDERS AND BOARD OF DIRECTORS

The Board provides a process for shareholders to send communications to the Board or any of the Directors. Shareholders may send written communications to the Board or any one or more of the individual Directors by mail to: NetSol Technologies, Inc., Attention Corporate Secretary, 24025 Park Sorrento, Suite 410, Calabasas, CA 91302, or via fax to: 818-222-9197. Such communications will be reviewed by our Secretary, who shall remove communications relating to solicitations, junk mail, customer service concerns and the like. All other shareholder communications shall be promptly forwarded to the applicable member(s) of our board of directors or to the entire board of directors, as requested in the shareholder communication.

CODE OF ETHICS

The Company adopted its Code of Ethics on July 2, 2004, as amended and restated on July 22, 2007, September 10, 2013 and again on November 4, 2014; the code as applicable to every officer, director and employee of the Company, including, but not limited to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Ethics has been posted on our website and may be viewed at www.netsoltech.com/IR/corporate-governance.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock, its only class of outstanding voting securities as of March 30, 2015, by (i) each person who is known to the Company to own beneficially more than 5% of the outstanding common Stock with the address of each such person, (ii) each of the Company’s present directors and officers, and (iii) all officers and directors as a group:

		Percentage

Najeeb Ghauri (3)	675,794	6.75%
Naeem Ghauri (3)	416,815	4.16%
Asad Ghauri (3)	7,500	*
Eugen Beckert (3)	36,288	*
Jeffrey Bilbrey	6,428	*
Shahid Javed Burki (3)	41,969	*
Mark Caton (3)	29,963	*
Patti L. W. McGlasson (3)	46,550	*
Boo-Ali Siddiqui (3)	27,000	*
Roger Almond	5,000	*
All officers and directors as a group	1,303,280	13.01%

* Less than one percent

(1) Except as otherwise indicated, the Company believes that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.

(2) Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of common stock relating to options currently exercisable or exercisable within 60 days of March 30, 2015, are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them. Includes shares issuable upon exercise of options exercisable within 60 days, as follows: Mr. Najeeb Ghauri, 230,000; Mr. Naeem Ghauri, 158,462; Mr. Eugen Beckert, 10,000; Mr. Shahid Burki, 10,000; and Ms. Patti McGlasson, 2,000.

Share numbers have been adjusted to reflect the 1 for 10 reverse stock split effective August 13, 2012.

(3) Address c/o NetSol Technologies, Inc. at 24025 Park Sorrento, Suite 410, Calabasas, CA 91302.

(4) Shares issued and outstanding as of March 30, 2015 were 10,010,283.

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INFORMATION ABOUT DIRECTOR NOMINEES

The board is currently comprised of seven members. All of the seven members are standing for re-election.

Each nominee receiving a majority of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them, a quorum being present, shall be elected as directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instruction to the contrary. Abstentions, broker non-votes and instructions on the accompanying proxy to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

All nominees have consented to serve if elected, but if any becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. The shareholders have previously elected all director candidates. The name, age, business experience and offices held by each director nominee are as follows:

Name and Age	Director Since	Current Position with the Company
Najeeb U. Ghauri (60)	1997	Chairman, Chief Executive Officer, Director
Naeem Ghauri (56)	1999	Managing Director of NetSol UK (Ltd.); Director
Eugen Beckert (67)	2001	Director
Shahid Burki (75)	2003	Director
Mark Caton (64)	2007	Director
Jeffrey Bilbrey (42)	2013	Director
Asad Ghauri (38)	2014	President of Asia Pacific Region, NetSol-Thailand; Managing Director, NetSol GMBH, Germany; Director

Director Qualifications

Under rules adopted by the Securities and Exchange Commission, the Company is required to describe the experience and qualification of those persons serving as directors or nominated for election as directors. The Nominating Committee, which is charged with the responsibility of evaluating nominees for director, has historically sought individuals with prior experience in business, professional practice or government, a commitment to community involvement and, perhaps most importantly, prior service as a member of the board of directors. Experience gained through these pursuits is viewed by the Nominating Committee as a strong indication that individuals nominated for election as directors will possess the attributes for successful service as a member of the Board.

Najeeb U. Ghauri, Director, Chief Executive Officer and Chairman of the Board, NetSol Technologies, Inc.

Age 60

Director since 1997

NAJEEB U. GHAURI is the Chief Executive Officer and Chairman of NetSol. He has been a Director of the Company since 1997, Chairman since 2003 and Chief Executive Officer since October 2006. Mr. Ghauri is the founder of NetSol Technologies, Inc. He was responsible for NetSol listing on NASDAQ in 1999, the NetSol subsidiary listing on KSE (Karachi Stock Exchange) in 2005, and the NetSol listing on the NASDAQ Dubai exchange in 2008. Mr. Ghauri served as the Company’s Chief Executive Officer from 1999 to 2001 and as the Chief Financial Officer from 2001 to 2005. As CEO, Mr. Ghauri is responsible for managing the day-to-day operations of the Company, as well as the Company’s overall growth and expansion plan. Prior to joining the Company, Mr. Ghauri was part of the marketing team of Atlantic Richfield Company (ARCO) (now acquired by BP), a Fortune 500 company, from 1987-1997. Prior to ARCO, he spent nearly five years with Unilever as brand and sales managers. Mr. Ghauri received his Bachelor of Science degree in Management/Economics from Eastern Illinois University in 1979, and his M.B.A. in Marketing Management from Claremont Graduate School in California in 1981. Mr. Ghauri was elected Vice Chairman of US Pakistan Business Council in 2006, a Washington D.C. based council of US Chamber of Commerce. He is also very active in several philanthropic activities in emerging markets and is a founding director of Pakistan Human Development Fund, a non-profit organization, a partnership with UNDP to promote literacy, health services and poverty alleviation in Pakistan. Mr. Ghauri has participated in NASDAQ opening and/or closing bell ceremonies in 2006, 2008 and 2009. Mr. Najeeb Ghauri holds a director seat in Atheeb NetSol Ltd., located in Saudi Arabia; NetSol Technologies, Ltd., Lahore, Pakistan; and DNA Health Corporation, a start-up health care business located in Maryland.

The Nominating Committee determined that Mr. Ghauri’s leadership skills and deep understanding of the complex business forums and cultures NetSol conducts business in, qualified him to serve on our Board of Directors.

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Naeem Ghauri, Director, Director of Global Sales

Age 55

Director since 1999

NAEEM GHAURI has been a Director of the Company since 1999 and was the Company’s Chief Executive Officer from August 2001 to October 2006. Mr. Ghauri serves as the Managing Director of NetSol (UK) Ltd., a wholly owned subsidiary of the Company located in London, England. He is also the director of the Global Sales group. While instrumental in numerous transactions, his most significant contribution to the revenue of the Company was his role in closing the TiG NetSol Joint Venture in 2005. Prior to joining the Company, Mr. Ghauri was Project Director for Mercedes-Benz Finance Ltd., from 1994-1999. Mr. Ghauri supervised over 200 project managers, developers, analysis and users in nine European Countries. Mr. Ghauri earned his degree in Computer Science from Brighton University, England. Mr. Ghauri serves on the board of NetSol Technologies Europe, Ltd., a subsidiary of the Company. The Nominating Committee determined that Mr. Ghauri’s experience in auto finance, a significant portion of our revenues, and his experience in developing new business opportunities and relationships for the Company makes him qualified to serve on our Board of Directors.

Eugen Beckert, Director, Former CIO of Debis Financial Services, the services division of DaimlerChrysler Asia Pacific

Age 67

Director since 2001

EUGEN BECKERT was appointed to the Board of Directors in August 2001. A native of Germany, Mr. Beckert received his masters in Engineering and Economics from the University of Karlsruhe, Germany. Mr. Beckert was with Mercedes-Benz AG/Daimler Benz AG from 1973, working in technology and systems development. In 1992, he was appointed director of Global IT (CIO) for Debis Financial Services, the services division of Daimler Benz. From 1996 to 2000, he acted as director of Processes and Systems (CIO) for Financial Services of DaimlerChrysler Asia Pacific Services. During this period he was instrumental to having the LeaseSoft products of NetSol developed and introduced in several countries as a pilot customer. From 2001 to 2004, he served as Vice President in the Japanese company of DCS. Mr. Beckert retired from DaimlerChrysler in November 2006. Mr. Beckert is chairman of the Nominating and Corporate Governance Committee and a member of the Audit and Compensation Committees. The Nominating Committee determined that Mr. Beckert’s experience in auto finance related IT, specifically as CIO for Debis Financial Services, together with his status as an independent director under Nasdaq rules makes him qualified to serve on our Board of Directors.

Shahid Javad Burki, Director, Chairman, Institute of Public Policy

Age 75

Director since 2003

SHAHID JAVED BURKI was appointed to the Board of Directors in February 2003. Before joining the World Bank in 1974 he was a member of the Civil Service of Pakistan. He had a distinguished career with the World Bank from 1974 to 1999 where he held a number of senior positions including Chief of Policy Planning (1974-1981); Director of International Relations Department (1981-87); Director of China Department (1987-94); and Vice President of Latin America and the Caribbean Region (1994-99). Upon taking early retirement from the Bank, he took up the position of Chief Executive Officer of EMP Financial Advisors, a consulting company linked with the Washington based EMP Global, a private equity firm and worked there until 2005. He is currently Chairman the Institute of Public Policy, a think tank associated with the Beacon house National University, Lahore, Pakistan. He also spends some time each year as Senior Visiting Research Fellow at the Institute of South Asian Studies, National Singapore University. In 1996-97 he took leave of absence from the World Bank to take up the position of Finance Minister of Pakistan. Mr. Burki was educated at Government College, Lahore from where he received M.Sc. in Physics; at Oxford University as a Rhodes Scholar from where he received M.A. (Hons) in Economics; at Harvard University as a Mason Fellow from where he received M.P.A. and also studied for Ph.D. in Economics (not completed). In 1997, he received a Diploma in Advanced Management from Harvard University’s Business School. Mr. Burki has authored several books and articles on development issues including Study of Chinese Communes(Harvard University Press, 1969); Pakistan Under Bhutto (Macmillan, 1990); Changing Perceptions, Altered Reality: Pakistan’s Economy Under Musharraf, 1999-2006 (Oxford University Press, 2007). He is currently working on a book, Changing Asia to be published later this year by Routledge, London. Mr. Burki is a chairman of the Audit Committee and a member of the Compensation and Nominating and Corporate Governance Committees. Mr. Burki is the Company’s Financial Expert on the Audit Committee. The Nominating Committee believes that Mr. Burki’s vast experience as an economist and entrepreneur with specialization on the Asia Pacific markets, his status as our financial expert and, finally, his status as an independent director under Nasdaq rules makes him qualified to serve on our Board of Directors.

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Mark Caton, Director, President of Centela Systems, Inc.

Age 64

Director since 2007

MARK CATON joined the board of directors in 2007. Mr. Caton is currently President of Centela Systems, Inc. a distributor of computer peripheral solutions in the multimedia and digital electronic market segment, a position he has held since 2003. Prior to joining Centela, Mr. Caton was President of NetSol Technologies USA, responsible for US sales, from June 2002 to December 2003. Mr. Caton was employed by ePlus from 1997 to 2002 as Senior Account Representative. He was a member of the UCLA Alumni Association Board of Directors and served on the Board of Directors of NetSol from 2002-2003. Mr. Caton is a Chairman of the Compensation Committee and a member of the Audit and Nominating Committees. Mr. Caton received his BA from UCLA in psychology in 1971. The Nominating Committee believes that Mr. Caton’s understanding of the US IT market, his experience in human resources related issues and his status as an independent director under Nasdaq rules qualifies him to serve on our Board of Directors.

Jeffry Bilbrey, Director, Associate CIO and Vice President of Cancer Treatment Centers of America

Age 42

Director since March 2013

JEFFRY BILBREY joined the board of directors in March 2013 to fill a vacancy and was elected to the board in 2014. Mr. Bilbrey is currently Vice President, Client Partner Services at Majesco as software solutions company. At Majesco, he is responsible for leading many of that company’s strategic client relationships, including managing business development and delivery objectives, top and bottom line P&L, customer satisfaction, and the overall client relationship sponsorship to all operating units of the diverse Majesco business. Prior to joining Majesco, Mr. Bilbrey served as the Associate CIO and Vice President of Cancer Treatment Centers of America (CTCA) where he was responsible for leading a highly talented IT group in providing technology solutions that improve patient care and safety and assist in winning the fight against cancer every day. Prior to CTCA Mr. Bilbrey served as Sr. Vice President, Technology Operations, for the Innovation Group, where he was a member of the technology board, guiding the strategic planning for technology products across seven countries. Additionally, his experience includes leading a strategic IT consulting firm, advising on product launches, building an offshore outsourcing operation from the ground up, and leading multi-million multidisciplinary transformational programs. The Nominating Committee believes Mr. Bilbrey’s understanding of the strategies needed to implement software in multiple countries and his status as an independent director under Nasdaq rules qualifies him to serve on our Board of Directors.

Asad Ghauri, Director Nominee, President of Asia Pacific Region, NetSol Technologies, Thailand; Managing Director of NetSol GMBH, Germany

Age 38

Director since May 2014

Asad Ghauri joined NetSol in 2004 as an associate business analyst where he assisted in demonstrating new products and applications to potential and new customers. From 2008-2011 Mr. Ghauri was the Senior Vice President of Sales in Asia Pacific where he conducted research, aligned product offerings with customer requirements to produce the most desired results for customers and the most competitive prices. He devised processes that would streamline sales goals, increase efficiency and decrease aggregate expenses. From 2011 to present, Mr. Ghauri is the President of Asia Pacific where he oversees the sales, marketing and product development programs for all new and existing markets. In 2002, Mr. Ghauri earned his Bachelor of Business Administration in Computer Information System from James Madison University in Virginia. Mr. Ghauri currently resides in Bangkok, Thailand with his family. The Nominating Committee determined that Mr. Ghauri’s deep understanding and knowledge of the marketing of NetSol’s vast array of products in different parts of the world qualifies him to serve on our Board of Directors.

No Arrangements of Understandings

There are no arrangements or understandings between any nominee for director and any other person(s) pursuant to which such nominee was or is to be selected as a director or nominee.

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DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR FISCAL 2015

The Rules of the Securities and Exchange Commission permit shareholders of the Company, after notice to the Company, to present proposals for stockholder action in the Company’s proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action and are not properly omitted by Company action in accordance with the proxy rules published by the Securities and Exchange Commission. The Company’s 2015 annual meeting of shareholders is expected to be held on or about May 1, 2016 and proxy materials in connection with that meeting are expected to be mailed on or about February 1, 2016. The Company must receive stockholder proposals prepared in accordance with the proxy rules by December 1, 2015.

A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

FILINGS UNDER SECTION 16(A)

Section 16(a) of the Exchange Act requires the Company’s directors and officers, and persons holding ten percent or more of a registered class of the Company’s equity securities, to file reports regarding their ownership and regarding their acquisitions and dispositions of the Company’s equity securities with the Securities and Exchange Commission. Officers, directors and greater than ten-percent beneficial owners are required by applicable regulations to furnish the Company with copies of any Section 16(a) forms they file.

Based solely on copies of such forms furnished as provided above, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended June 30, 2014, all Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of more than 10% of its Common Stock were complied with by all with the exception of former Director of NetSol, Mr. Salim Ghauri. Mr. Salim Ghauri filed a Form 4 on February 14, 2014 reporting 11 acquisitions and 10 dispositions of the Company stock that had not been previously reported, with a net increase of 61,190 shares.

VOTING PROCEDURES

Tabulation of the Votes: The votes cast by proxy will be tabulated by Broadridge.

Effect of an Abstention and Broker Non-Votes: A shareholder who abstains from voting on any of or all of the proposals will be included in the number of shareholders present at the meeting for the purpose of determining the presence of a quorum. Abstentions and broker non-votes will not be counted either in favor of or against the election of the nominees or other proposals. Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their client’s proxies in their own discretion.

ANNUAL REPORT ON FORM 10-K

A copy of NetSol’s Annual Report on Form 10-K for the year ended June 30, 2014, which has been filed with the SEC pursuant to the Exchange Act will be furnished to shareholders together with this Proxy Statement. Copies of these reports are available without charge to each shareholder, upon written request to the Investor Relations department at our principal offices at 24025 Park Sorrento, Suite 410 Calabasas, CA 91302 or from the Internet on SEC’s Edgar database at www.sec.gov.

Incorporation by Reference

We incorporate the Annual Report for the fiscal year ended June 30, 2014 and the Quarterly Report for the quarter ended December 31, 2014 both of which have been filed with the SEC pursuant to the Exchange Act into this proxy statement by this reference. As stated above, the annual report on form 10-K is being delivered to shareholders together with this Proxy Statement. Copies of the reports are available without charge to each shareholder, upon written request to the Investor Relations department at our principal offices at 24025 Park Sorrento, Suite 410, Calabasas, CA 91302 or from the Internet on the SEC’s Edgar database at www.sec.gov.

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Legal Proceedings

As previously disclosed, on July 25, 2014, a federal securities class action lawsuit entitled Rand-Heart of New York, Inc. v. NetSol Technologies, Inc., et al., U.S.D.C. Case No. 2:14-cv-5787 (SHx) (C.D. Cal.), was filed against the company and certain executives, along with related complaint. The complaints alleged generally that the Company violated certain federal securities laws by making false and/or misleading statements regarding the Company’s products, including business prospects for its next generation product, NFS Ascent. The Court subsequently appointed a Lead Plaintiff, which filed a Consolidated Complaint. On March 19, 2015, the District Court granted the Company’s motion to dismiss the Consolidated Complaint, but provided the Lead Plaintiff the opportunity to file an amended complaint. On March 31, 2015, Lead Plaintiff filed a First Amended Consolidated Complaint, which includes similar allegations that the defendants made false and/or misleading statements about the prospects for the next generation product. The Company intends to file a motion to dismiss this amended complaint as well, and continues to believe the lawsuit is meritless. Given the early stage of the litigation, however, at this time the Company is unable to form a professional judgment that an unfavorable outcome is either probable or remote, and it is not possible to assess whether or not the outcome of these proceedings will or will not have material adverse effect on the Company.

OTHER MATTERS

The Board of Directors of the Company does not intend to present any business at the Annual Meeting other than the matters specifically set forth in this Proxy Statement and knows of no other business to come before the Annual Meeting. However, on all matters properly brought before the Annual Meeting by the Board or by others, the persons named as proxies in the accompanying proxy will vote in accordance with their best judgment.

ALL SHAREHOLDERS ARE REQUESTED TO SIGN AND MAIL PROXIES, VOTE VIA TELEPHONE OR VOTE VIA THE INTERNET PROMPTLY.

Your attendance at the Annual Meeting is desired whether your holdings are large or small. We encourage shareholders to take an active interest in NetSol and we would appreciate your vote on the enclosed proxy card or via the Internet through our transfer agent Computershare by visiting the www.proxyvote.com site and following the screen instructions. If you plan to vote at the Annual Meeting by proxy, please either sign, date and mail your Proxy in the enclosed envelope or at www.proxyvote.com , as promptly as possible.

Dated: April 15, 2015

Calabasas, California

BY ORDER OF THE BOARD OF DIRECTORS

Najeeb Ghauri
Chairman and CEO

35

NETSOL TECHNOLOGIES, INC.

Proxy for the 2014 Annual Meeting of Shareholders to be Held on May 27, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Najeeb Ghauri, with full power of substitution, as his or her Proxy to represent and vote, as designated below, the number of shares of which the undersigned is entitled to vote as a common stockholder of NetSol Technologies, Inc., registered in the name of the undersigned on with the powers the undersigned would possess if personally present at the 2014 Annual Meeting of Shareholders to be held at the Company’s headquarters located at 24025 Park Sorrento, Suite 410, Calabasas, CA 91302 at 10:00 AM local time, on and at any adjournment thereof, hereby revokes any proxy or proxies previously given.

1. ELECTION OF DIRECTORS:

	For	Against	Abstain

ALL NOMINEES LISTED	[ ]	[ ]	[ ]

OR

1a. Najeeb Ghauri	[ ]	[ ]	[ ]
1b. Naeem Ghauri	[ ]	[ ]	[ ]
1c. Asad Ghauri	[ ]	[ ]	[ ]
1d. Eugen Beckert	[ ]	[ ]	[ ]
1e. Mark Caton	[ ]	[ ]	[ ]
1f. Shahid J. Burki	[ ]	[ ]	[ ]
1g. Jeffrey Bilbrey	[ ]	[ ]	[ ]

2.	To consider and vote upon the ratification of the appointment of Kabani & Company as the Company’s independent auditors for the fiscal year 2015;

	[ ] For	[ ]Against	[ ]Abstain

3.	To approve on an advisory basis compensation of the named executive officers in this Proxy Statement; AND

	[ ] For	[ ] Against	[ ] Abstai

4.	To approve the Company’s 2015 Equity Incentive Plan.

	[ ] For	[ ] Against	[ ] Abstain

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED “FOR” ALL NOMINEES FOR DIRECTOR AND, “FOR” PROPOSAL NUMBER 2, 3, AND 4, AND IN THE PROXY’S DISCRETION ON ANY OTHER MATTERS TO COME BEFORE THE MEETING.

Dated: _________, 2015

(Signature)

(Second signature)

PLEASE DATE AND SIGN ABOVE exactly as your
name appears on your Stock Certificate, indicating where appropriate, official position or representative capacity.

36

Appendix A

NETSOL TECHNOLOGIES, INC.

2015 EQUITY INCENTIVE PLAN

ARTICLE I

PURPOSE

1.1 General.

The purpose of the NetSol Technologies, Inc. 2015 Equity Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of NetSol Technologies, Inc. (the “Company”), by linking the personal interests of its qualified directors, officers, employees and consultants to those of Company shareholders and by providing its qualified directors, officers, employees and consultants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected directors, officers, employees and consultants of the Company and its subsidiaries.

ARTICLE 2

EFFECTIVE DATE

2.1 Effective Date.

The Plan will become effective on March 31, 2015, subject to approval by the shareholders of the Company. The Plan will be deemed to be approved by the shareholders if it receives the approval of the holders of a majority of the shares of stock of the Company in accordance with the applicable provisions of the Laws of the State of Nevada and the Bylaws of the Company. Any Awards granted under the Plan prior to shareholder approval are effective when made (unless the Committee specifies otherwise at the time of grant), but no Award may be exercised or settled and no restrictions relating to any Award may lapse before shareholder approval. If the shareholders fail to approve the Plan within twelve (12) months of March 31, 2015, any Award previously made pursuant to the Plan shall be automatically canceled without any further act.

ARTICLE 3

DEFINITIONS

3.1 Definitions.

When appearing in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Sections 1.1 or 2.1, unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

(a)

“Award” means any Option, Stock Appreciation Right, Restricted Stock Award, or Performance Share Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(b)

“Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.

(c)

“Board” means the Board of Directors of the Company.

(d)

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(e)

“Committee” means the committee of the Board described in Article 4.

(f)

“Company” means NetSol Technologies, Inc.

(g)

“Disability” shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Such disability determination shall be made in accordance with Code section 22(e)(3).

(h)

“Effective Date” has the meaning assigned such term in Section 2.1.

37

(i)

“Fair Market Value” means with respect to Stock or any other property, the fair market value of such Stock or other property determined by such methods or procedures as may be established from time to time by the Committee.

(j)

“Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(k)

“Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

(l)

“Option” means a right granted to a Participant under the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

(m)

“Participant” means a person who, as a director, officer, employee or consultant of the Company or any of its subsidiaries, has been granted an Award under the Plan.

(n)

“Performance Award” means a right granted to a Participant under Article 9 to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee (includes “Performance Shares” and “Performance Units”).

(o)

“Performance Share” means a right granted to a Participant under Article 9 to receive shares of Company Stock, the payment of which is contingent upon achieving certain performance goals.

(p)

“Performance Units” means a right granted to a Participant under Article 9 to receive units the value of which is equivalent to $1.00, the payment of which is contingent upon achieving certain performance goals.

(q)

“Plan” means the NetSol Technologies, Inc. 2008 Equity Incentive Plan, as it may be amended from time to time.

(r)

“Restricted Stock Award” means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

(s)

“Retirement” means a Participant’s termination of employment with the Company after attaining any normal or early retirement age specified in any pension, profit sharing or other retirement program sponsored by the Company as provided in the Company’s policies or, if earlier, Social Security normal retirement age.

(t)

“Stock” means the NetSol Technologies, Inc. $.001 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 12.

(u)

“Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR and the grant price of the SAR, as determined pursuant to Article 8.

(v)

“1933 Act” means the Securities Act of 1933, as amended from time to time.

(w)

“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 4

ADMINISTRATION

4.1 Committee.

The Plan shall be administered by the Compensation Committee of the Board. The Committee shall consist of two or more members of the Board who are (i) “outside directors” as that term is used in Section 162 of the Code and the regulations promulgated thereunder, and (ii) “non-employee directors,” as such term is defined for purposes of Rule 16b-3 promulgated under Section 16 of the 1934 Act or any successor provision, except as may be otherwise permitted under Section 16 of the 1934 Act and the rules and regulations promulgated thereunder.

4.2 Action by the Committee.

For purposes of administering the Plan, the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting who are, at which a quorum is present and acts approved in writing by a majority of the Committee in lieu of a meeting shall be deemed the acts of the Committee. Each member of the Committee is entitled, in good faith, to rely or act upon any report or other information furnished to that member by any officer or other employee of the Company, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3 Authority of Committee.

The Committee has the exclusive power, authority and discretion to:

(a)

Designate Participants;

(b)

Determine the type or types of Awards to be granted to each Participant;

(c)

Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d)

Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(e)

Determine whether, to what extent, and under what circumstances an Award may be granted, or the exercise price of an Award may be paid in (cash, Stock, other Awards, or other property), or an Award may be canceled, forfeited, or surrendered;

(f)

Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g)

Decide all other matters that must be determined in connection with an Award;

(h)

Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan; and

(i)

Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan.

Decisions Binding.

The Committee is hereby granted discretionary authority to construe and interpret the provisions of the Plan. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1 Number of Shares.

Subject to adjustment as provided in Section 12.1, the aggregate number of shares of Stock reserved and available for Awards shall be 1,250,000.

5.2 Lapsed Awards.

To the extent that an Award is canceled, terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan.

5.3 Stock Distributed.

Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4 Limitation on Number of Shares Subject to Awards.

Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant over any one calendar year period during the term of the Plan shall not exceed 500,000 in the aggregate.

ARTICLE 6

ELIGIBILITY

6.1 General.

Awards may be granted only to individuals who are directors (including non-employee directors), officers or employees (including employees who also are directors or officers) of or consultants to the Company or to the Company’s subsidiaries, as determined by the Committee.

ARTICLE 7

STOCK OPTIONS

7.1 General.

The Committee is authorized to grant Options to Participants in such amounts as it deems appropriate in its discretion and subject to such conditions and based on such criteria as it may deem advisable (including performance based criteria or conditions) consistent with the other terms of the Plan and the following:

(a)

Exercise Price. The exercise price per share of Stock under an Option shall be determined by the Committee but shall not be less than the Fair Market Value as of the date of the grant.

(b)

Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c)

Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including “cashless exercise” arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Without limiting the power and discretion conferred on the Committee pursuant to the preceding sentence, the Committee may, in the exercise of its discretion, but need not, allow a Participant to pay the Option price by directing the Company to withhold from the shares of Stock that would otherwise be issued upon exercise of the Option that number of shares having a Fair Market Value on the exercise date equal to the Option price, all as determined pursuant to rules and procedures established by the Committee.

(d)

Evidence of Grant. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such provisions as may be specified by the Committee.

(e)

Dividend Equivalents. Any Option may provide for the payment of dividend equivalents to the Participant on a current, deferred or contingent basis or may provide that Dividend Equivalents be credited against the option price. The right to Dividend Equivalents, if so provided, shall be evidenced in the Award Agreement. Any such right shall be structured in a manner that complies with Section 409A of the Code.

7.2 Incentive Stock Options.

The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a)

Exercise Price. Subject to Section 7.2 (e) below, the exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option shall not be less than the Fair Market Value as of the date of the grant.

(b)

Exercise. Subject to Section 7.2(e) below, in no event may any Incentive Stock Option be exercisable for more than ten (10) years from the date of its grant.

(c)

Lapse of Option. An Option shall lapse under the following circumstances:

(1)

A vested Option shall lapse according to the Stock Option Agreement entered into by the Participant and according to this Plan, provided, however, that vested Incentive Stock Options not exercised within three months after the Participant’s termination of employment shall be treated as Non-Qualified Stock Options as defined by the Code.

(2)

If the Participant becomes disabled within the meaning of Disability under Section 3.1(g) of the Plan, then the Option will lapse twelve (12) months after employment ceased due to the Disability.

(3)

If the Participant dies before the Option lapses pursuant to paragraph (1), (2) or (3) or before its original expiration as indicated above, the Incentive Stock Option shall lapse, unless it is previously exercised, on the date on which the Option would have lapsed had the Participant lived and had his employment status (i.e., whether the Participant was employed by the Company on the date of his death or had previously terminated employment) remained unchanged. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so under the Participant’s last will and testament, or, if the Participant shall fail to make testamentary disposition of such Incentive Stock Options or shall die intestate, by the person or persons entitled to receive such Incentive Stock Options under the applicable laws of descent and distribution.

(d)

Individual Dollar Limitation. The aggregate Fair Market Value (determined at the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

(e)

Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless the exercise price per share of such Option is at least 110% of the Fair Market Value per share of Stock at the date of grant and the Option expires no later than five (5) years after the date of grant.

(f)

Expiration of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to the Plan after the day immediately prior to the tenth anniversary of the original Effective Date (i.e., March 31, 2015).

(g)

Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(h)

Grants only to Employees. Incentive Stock Options may be granted only to employees of the Company.

ARTICLE 8

STOCK APPRECIATION RIGHTS

8.1 Grant of SARs.

The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(a)

Right to Payment. Upon the exercise of a SAR, the Participant to whom it is granted has the right to receive all or a percentage of:

(1)

The Fair Market Value of one share of Stock on the date of exercise, minus,

(2)

The grant price of the SAR as determined by the Committee. The grant price of the SAR shall not be less than the Fair Market Value of one share of Stock on the date of grant.

(b)

Tandem Awards. SARs may be granted alone or in tandem with options. If a SAR is granted in tandem with an option, the SAR may only be exercised at a time when the related option is exercisable and the difference between the Fair Market Value and the grant price is a positive number. The exercise of the tandem SAR requires the surrender of the related option for cancellation.

(c)

Other Terms. All awards of SARs shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any SAR shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement. The grant of any SAR may include the right to Dividend Equivalents as described in Section 7.1(e).

ARTICLE 9

PERFORMANCE AWARDS

9.1 Grant of Performance Awards.

The Committee is authorized to grant Performance Awards to Participants on such terms and conditions as may be selected by the Committee (which may include Performance Criteria). The Committee shall have the complete discretion to determine the number of Performance Awards granted to each Participant. All grants of Performance Awards shall be evidenced by an Award Agreement.

9.2 Right to Payment.

A grant of Performance Awards gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Awards are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Awards in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant.

9.3 Other Terms.

Performance Awards may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

ARTICLE 10

RESTRICTED STOCK AWARDS

10.1 Grant of Restricted Stock.

The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

10.2 Issuance and Restrictions.

Restricted Stock shall be subject to such restrictions as the Committee may choose to impose. These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. An award of Restricted Stock will provide the Participant with voting, dividend and other ownership rights provided in the Award Agreement.

10.3 Forfeiture.

Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period, Restricted Stock, that is at that time subject to restrictions, shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of termination resulting from any specified cause, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

10.4 Certificates for Restricted Stock.

Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 10A

DEFERRED SHARES

10A.1 Deferred Shares.

The Committee is authorized to make Awards of Deferred Shares to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. A Deferred Share Award shall entitle the Participant to receive Stock from the Company in the future in consideration for services performed during the Deferral Period. All services required of the Participant for receipt of the Deferred Share shall be evidenced by an Award Agreement.

10A.2 Deferral Period.

The “Deferral Period” means the time period mandated by the Award Agreement during which specified services are to be performed by the Participant that will merit receipt of the Deferred Shares.

10A.3 Other Conditions.

The Committee may authorize Dividend Equivalents, defined under Section 7.1(e), to be provided on or after the date of any grant under this Section. During the Deferral Period the Participant has no right to transfer any rights covered by the Award and no right to vote the Stock.

The grant of any Deferred Shares may require the payment of additional consideration. However, in no case shall the additional consideration exceed the Fair Market Value of the Shares on the date of grant.

ARTICLE 11

PROVISIONS APPLICABLE TO AWARDS

11.1 Stand-Alone, Tandem, and Substitute Awards.

Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

11.2 Exchange Provisions.

The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to Section 12.1), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

11.3 Term of Award.

The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant.

11.4 Form of Payment for Awards.

Subject to the terms of the Plan, the Award Agreement or any applicable law, payments or transfers to be made by the Company on the grant or exercise of an Award may be made in such form as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

11.5 Limits on Transfer.

No right or interest of a Participant in any Award may be encumbered or pledged to or in favor of any party other than the Company, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company. No Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order as defined in Section 414(p)(1)(B) of the Code, if the order satisfies Section 414(p)(1)(A) of the Code.

11.6 Beneficiaries.

Notwithstanding Section 13.5, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married, a designation of a person other than the Participant’s spouse as his beneficiary with respect to more than 50 percent of the Participant’s interest in the Award shall not be effective without the written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto under the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

11.7 Stock Certificates.

All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.

11.8 Acceleration Upon Death or Disability.

Notwithstanding any other provision in the Plan or any Participant’s Award Agreement to the contrary, upon the Participant’s death or Disability, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse. Any Option or Stock Appreciation Rights Awards shall then lapse in accordance with the other provisions of the Plan and the Award Agreement unless the options have been exercised in full or in part within 60 days of death or disability. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

11.9 Acceleration Upon Certain Events.

In the event of (i) the commencement of a public tender offer for all or any portion of the Stock, (ii) a proposal to merge, consolidate or otherwise combine with another company is submitted to the shareholders of the Company for approval, or (iii) the Board approves any transaction or event that would constitute a change of control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of the 1934 Act, the Committee may in its sole discretion declare all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised to become fully exercisable, and/or all restrictions on all outstanding Awards to lapse, in each case as of such date as the Committee may, in its sole discretion, declare, which may be on or before the consummation of such tender offer or other transaction or event. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

11.10 Performance Criteria.

Awards other than Options and SARs made pursuant to the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code. For purposes of this Plan, such business criteria shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a subsidiary, division or other area of the Company, and measured either annually or cumulatively over a period of years, not to exceed five years. on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee: (a) cash flow; (b) earnings (including gross margin, earnings before interest and taxes (“EBIT”), earnings before taxes (“EBT”), earnings before interest, taxes, depreciation, amortization and stock option expense (“EBITDASO”), and net earnings); (c) ethical conduct; (d) market share; (e) earnings per share; (f) growth in earnings or earnings per share; (g) stock price; (h) return on equity or average shareholders’ equity; (i) total shareholder return; (j) return on capital; (k) return on assets or net assets; (l) return on investment; (m) revenue; (n) income or net income; (o) operating income or net operating income; (p) operating profit or net operating profit; (q) operating margin; (r) return on operating revenue; (s) overhead or other expense reduction; (t) growth in shareholder value relative to the two-year moving average of the S&P 500 Index; (u) growth in shareholder value relative to the two-year moving average of the Dow Jones Industrial Average; (v) credit rating; (w) strategic plan development and implementation; (x) succession plan development and implementation; (y) retention of executive talent; (z) improvement in workforce diversity; (aa) return on average shareholders’ equity relative to the ten year treasury yield; (bb) capital resource management plan development and implementation; (cc) improved internal financial controls plan development and implementation; (dd) corporate tax savings; (ee) corporate cost of capital reduction; (ff) investor relations program development and implementation; (gg) corporate relations program development and implementation; (hh) executive performance plan development and implementation; and (ii) tax provision rate for financial statement purposes. The Committee may adjust the performance results to take into account extraordinary, unusual, non-recurring, or non-comparable items. No Award (other than Options and SARs) that is intended to satisfy the requirements for “performance based compensation” under Section 162(m) of the Code will be payable unless the Committee certifies in writing that the applicable performance goals have been satisfied.

ARTICLE 12

CHANGES IN CAPITAL STRUCTURE

12.1 General.

In the event a stock dividend is declared upon the Stock, the shares of Stock then subject to each Award shall be increased proportionately without any change in the aggregate purchase price therefor. In the event of any change in the number of outstanding shares of Stock, the maximum aggregate number of shares of Stock available for Awards shall be adjusted proportionately. In the event the Stock shall be changed into or exchanged for a different number or class of shares of stock or securities of the Company or of another company, whether through reorganization, recapitalization, stock split, reverse stock split, combination of shares, merger or consolidation, there shall be substituted for each such share of Stock then subject to each Award the number and class of shares into which each outstanding share of Stock shall be so exchanged. The Committee shall make such adjustments to the aggregate purchase price for the shares then subject to each Award as it deems necessary or advisable to put Participants in the same relative position after such change in capital structure as before such change.

ARTICLE 13

AMENDMENT, MODIFICATION AND TERMINATION

13.1 Amendment, Modification and Termination.

With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that no amendment of the Plan may be made without approval of the shareholders of the Company as may be required by the Code, by the insider trading rules of Section 16 of the 1934 Act, by any national securities exchange or automated quotation system on which the Stock is listed or reported.

13.2 Awards Previously Granted.

No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant.

ARTICLE 14

GENERAL PROVISIONS

14.1 No Rights to Awards.

No Participant or employee shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants and employees uniformly.

14.2 No shareholder Rights.

No Award gives the Participant any of the rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

14.3 Withholding.

The Company shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require that any such withholding requirement be satisfied, in whole or in part, by withholding shares of Stock having a Fair Market Value on the date of withholding equal to the amount to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

14.4 No Right to Employment.

Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

14.5 Unfunded Status of Awards.

The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company.

14.6 Indemnification.

To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Bylaws of the Company or as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

14.7 Relationship to Other Benefits.

No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company.

14.8 Expenses.

The expenses of administering the Plan shall be borne by the Company.

14.9 Titles and Headings.

The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

14.10 Gender and Number.

Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

14.11 Fractional Shares.

No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

14.12 Securities Law Compliance.

With respect to any person who is, on the relevant date, obligated to file reports under Section 16 of the 1934 Act, transactions under the Plan are intended to comply with Rule 16b-3(d) as transactions between the Company and its officers or directors. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Committee.

14.13 Government and Other Regulations.

The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the 1933 Act, any of the shares of Stock paid under the Plan. If the shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

14.14 Governing Law.

To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the state of California.

NetSol Technologies, Inc.

Najeeb Ghauri,
Chief Executive Officer